                                                               KeyPremier Funds
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present this semi-annual report for the KeyPremier Funds, which covers the six-month period ended December 31, 1998. The period saw significant volatility in the financial markets, fueled in large part by concerns about economic problems in Asia, Russia and South America. But a series of interest rate cuts by the Federal Reserve Board ignited a remarkable rebound. The period ended with solid gains for the large-company stocks that make up the Standard & Poor's 500 Index.(1) Small-company domestic stocks trailed the overall market once again but showed signs of recovering late in the period. The bond market also posted gains thanks to low inflation. U.S. Treasury bonds were especially strong, as investors favored stable, high-quality securities.

Our newest Fund, the KeyPremier Emerging Growth Fund, performed well this period. The Fund's return was 10.36% (without sales load), compared to its benchmark, the Russell 2000 Index,(2) which had a return of -7.12% for the same six-month period. The Fund focuses on shares of micro-capitalization firms, which historically have been outstanding long-term performers. The market's third quarter decline was an excellent time for the Fund to start investing in well-managed micro-cap companies.

On the following pages, you will find remarks from the members of Martindale Andres & Company, Inc., the day-to-day managers of your Funds. Robert Andres, managing principal of Martindale Andres, provides an overview of the economic and market factors that influenced the firm's investment decisions during the past six months, as well as his outlook for future market conditions. You also will find remarks about each of the individual Funds from their respective portfolio managers.

The discussions should help you to understand the approach each fund manager takes to pursue the Fund's objectives. You will also find a schedule of Fund holdings, with financial highlights and statements. Please read the information, which is designed to help you understand the role each Fund can play in your overall portfolio.

Thank you for your investment in the KeyPremier Funds. Please feel free to contact the Funds at (800) 766-3960 with questions or comments.

Sincerely,

/s/ Robert E. Leech
Robert E. Leech
President and CEO

Keystone Asset Management Division

This material is authorized for distribution only when preceded or accompanied by a prospectus.
Martindale Andres & Company, Inc. is a wholly owned subsidiary of Keystone Financial, Inc. and provides investment advisory and other services to the Funds and receives fees for those services. The Funds are distributed by BISYS Fund Services Limited Partnership. Mutual funds are NOT FDIC INSURED and are not insured by any other government agency or by the U.S. Government. There is no bank guarantee, and shares of the Funds may lose value.

(1) The Standard & Poor's 500 Index is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

(2) The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
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                                       -1-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

Dear KeyPremier Fund Shareholder:

We are pleased to send you this semi-annual report for the six-months ended December 31, 1998. Strong performances by the stock and bond markets, as well as significant volatility, marked the period. Economic growth was moderate; inflation remained low; and interest rates declined.

The Standard & Poor's 500 Index(1) of large-company stocks gained 9% during the period, but the gain was hard-won. Investors, in our view, early in the period fretted as the effects of the Asian economic crisis spilled over into other regions, such as Russia and Latin America. Two events in particular may have worried investors: Russia defaulted on its short-term debt, while a large U.S. hedge fund, Long-Term Capital Management, nearly went bankrupt. Investors may have been concerned that these events could lead to a credit crunch. Uncertainty about the political fate of President Clinton also may have caused some uneasiness in the market. The S&P 500 Index fell by nearly 10% in the third quarter, while the Russell 2000 Index(2) of small-company stocks fell 20% as investors favored shares of large, well-known firms.

However, stocks came roaring back in the fourth quarter of 1998. The Federal Reserve Board avoided a credit crunch by cutting the federal funds rate, the interest banks charge for overnight loans, in September, October and November. There were signs that the global economic crisis had not affected U.S. economic growth significantly. Interest rates fell; inflation stayed low; and corporate earnings remained strong. During the fourth quarter, the S&P 500 Index gained 21.40%, while the Russell 2000 Index posted a total return of 16.30%.

The period also saw the continued dominance of large-company stocks, which have led the market's gains during the last four years. Investors, in our view, favored very large, highly liquid stocks due to the severe level of volatility in the stock market. In particular, shares of technological companies performed well, as did consumer non-cyclicals such as utilities and pharmaceutical companies.

Small-company stocks rallied during the fourth quarter. During the third quarter, the gap between small-cap performance and large-cap performance was at a 40-year extreme, giving small caps very attractive valuations. Small companies, in our view, may offer better value given their longer-term growth prospects.

Fixed-income securities performed well as investors flocked to Treasury securities in the wake of lowered short-term rates and continued global economic crises. Inflation also was at its lowest rate since 1986, and once again did not rise despite reasonable economic growth. This reflected a decline in commodity prices due to economic problems in underdeveloped countries. The yield on a 30-year Treasury bond began the period at 5.58% and finished it at 5.10%. During the fourth quarter, long-term rates were at their lowest level in 30 years.

We have seen four consecutive years during which the S&P 500 Index has gained 20% or more. This is unprecedented--and it may not continue. We believe that the stock market returns going forward will be closer to average annual returns during the past--around 8% to 10% a year. In that environment, Martindale Andres will continue to seek superior performance through careful investment research.

We believe there is some uncertainty in the fixed-income markets, because interest rates and inflation are at historically low levels. There is good news priced in the bond market. We cannot foresee rates rising dramatically, but the market is quite vulnerable to surprises such as a rise in commodity prices.

One final thought: Very few investors expected the stock market to bounce back as strongly as it did in

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                                       -2-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

the last few months of 1998. Investors, who sold their stocks during the market downturn, turned a temporary loss into a permanent one. We believe it is highly unlikely that they reentered the market in time to capture fourth quarter returns. The moral is clear: Long-term investing calls for patience and, at times, a degree of fortitude.

Sincerely,

/s/ Robert P. Andres
Robert P. Andres
Managing Principal
Martindale Andres & Company

(1) The Standard & Poor's 500 Index is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services.

(2) The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services.
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                                       -3-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER AGGRESSIVE GROWTH FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTHS ENDED DECEMBER 31, 1998?

 A. Relatively well, considering the conditions in the small-cap market. The Fund's total return was -2.21% (without the sales load).(1) Its benchmark, the Russell 2000 Index,(2) return was -7.12% during the same period.

Q. HOW DID THE PAST YEAR'S ENVIRONMENT FOR SMALL-COMPANY STOCKS AFFECT THE FUND?

 A. During the third quarter, continued financial turmoil in Russia, Asia and Latin America prompted fears of a global recession. Investors sought the relative safety of the largest blue-chip stocks. The third-quarter sell-off in the stock market was extremely pronounced among shares of small and medium-sized companies. Shares of small technology firms were hit hard.

    By the end of the third quarter, however, investors were beginning to look for bargains in the stock market, especially in the oversold technology sector. Confidence returned during the fourth quarter, and stock prices rose sharply. Small-company stocks did especially well during the rally, due to their low valuations and because, in our view, investors feared that large-cap earnings would be adversely affected by turmoil in the global markets.

Q. WHERE DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

 A. We entered the third quarter with an unusually large cash stake, so we were able to take advantage of that quarter's indiscriminate sell-off of quality stocks. In the technology sector, we were able to purchase shares of semiconductor and telecommunication companies with what we believe to have superior earnings growth projections and sustainable competitive advantages.

    For example, at the end of the period, we purchased shares of Hutchinson Technology Incorporated (4.2% of the portfolio), that supplies disk drive suspension assembly components to nearly every U.S. maker of disk drives. We increased the Fund's position in Computer Networking Technologies (2.5%) and maintained our position in Compuware Corp. (7.0%). We eliminated the Fund's position in Fingerhut Companies Inc.*

Q. DID YOU EMPLOY OTHER STRATEGIES TO HELP BOOST RETURNS?

 A. The Fund maintained a low turnover rate, and we were sensitive to the tax implications of transactions.

Q. WHAT IS YOUR OUTLOOK FOR SMALL-COMPANY STOCKS GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. While we are optimistic about long-term economic growth, we advise investors not to base their expectations on the stock market's exceptionally strong performance during the past four years. It seems likely that returns in the stock market going forward will be closer to historic rates of return.

    We believe that small and mid-sized companies are more likely to deliver strong earnings growth than are large companies, which are more vulnerable to global economic turmoil. As a result, small-cap shares may do relatively well.

    We also expect the market to continue to be volatile. In that environment, managers who focus on individual stock selection may fare the best. The Fund has a relatively small number of positions, so the Fund's manager is able to investigate in depth each company's management, philosophy and operations.

(+) Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well-established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater than average degree of market volatility.
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                                       -4-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

(1) The six-month return, with the maximum sales charge of 4.50%, was -6.63%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

(2) The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                                       -5-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER ESTABLISHED GROWTH FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTHS ENDED DECEMBER 31, 1998?

 A. The Fund's total return during the six- month period ended December 31, 1998, was 3.32% (without the sales load).(1) For the same six-month period, the S&P 500 Index(2) was 9.36%.

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND?

 A. A confluence of global economic events in Asia, South America and to some extent Europe generated investor uncertainty. During the third quarter, concerns of a global recession, the Russian long-term loan default and the near bankruptcy of the Long-Term Capital Management hedge fund culminated in a significant stock market sell-off and a flight to quality by investors. Shares of large, established companies significantly outperformed those of smaller firms.

    The market rebounded during the fourth quarter, however, as investors found opportunities among depressed shares of good companies. During the last three months of the year, the S&P 500 Index gained 21.40%.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. The Fund's strategy is to be fully invested in growth stocks while maintaining a low turnover rate. In addition, we strive to make transactions with an eye toward minimizing tax consequences. The Fund's buy-and-hold strategy paid off for shareholders when confidence returned in the fourth quarter. We saw the third quarter's stock price "freefall" as an opportunity to buy stocks at attractive prices. We found outstanding values in the technology sector.

    We added to the Fund's portfolio shares of Centocor Inc. (1.2% of the portfolio), a biotechnology firm with several drugs in its pipeline, and Northern Telecom (0.6%), a telecommunications firm. We added to the Fund's existing investments in the Internet firm Netscape Communications (3.0%); Monsanto Corp (0.5%), a life sciences company; and disk drive manufacturer, Seagate Technology (0.6%). We sold the Fund's stake in Ikon Office Solutions due to problems with their long-term strategy.*

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We are optimistic about stock market growth, yet we caution investors not to expect the 20% or greater returns we have seen the last four years. Large companies are vulnerable, in our view, to the effects of foreign financial crises; and the future of the global economy is uncertain. At best, we believe, there is more room for earnings growth among small and mid-sized companies. We also expect continued volatility. In the expected environment, stock picking becomes necessary. The Fund is invested in a relatively small number of companies, and we are better able to investigate each firm. Thus, the Fund is poised to take advantage of expected market conditions.

(1) The six-month return, with the maximum sales charge of 4.50%, was -1.32%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

(2) The S&P 500 Index is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
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                                       -6-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER EMERGING GROWTH FUND(+)

Q. HOW DID THE FUND PERFORM SINCE ITS INCEPTION ON JULY 1, 1998, THROUGH DECEMBER 31, 1998?

 A. The Fund performed well considering that the period was a tough time for micro-cap stocks. The Fund's return was 10.36% (without sales load)(1) since inception, versus a -7.12% for the Russell 2000 Index.(2)

Q. HOW DID THE ENVIRONMENT FOR MICRO-CAP STOCKS DURING THE PAST SIX MONTHS AFFECT THE FUND?

 A. The market environment varied widely between the third and fourth quarters. There were concerns during the third quarter that deteriorating economic conditions in Russia, Latin America and Asia might hurt the U.S. economy. Investors, in our view, may have been concerned that a credit crunch could make it difficult for some U.S. companies to raise capital. The Federal Reserve reduced interest rates three times during the period. Economic indicators during the fourth quarter showed that overseas economic troubles were not severely affecting the U.S. economy.

Q. WHERE DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

 A. The Fund opened to investors on July 1, 1998, so we began the period with 100% cash. The Fund's high level of cash holdings after the market decline provided us with the opportunity to buy inexpensive shares of well-managed companies with sustainable competitive advantages. For instance, during the third quarter the micro-cap technology sector was down 22%, which allowed us to buy stocks of micro-cap companies such as Analytical Survey (2.4% of the portfolio), a company that digitizes maps, and Advance Communications Systems (3.3%), an information technology service provider. The sector later rebounded and posted a 38.5% return for the fourth quarter. We used the fourth quarter to pare back on companies whose shares we felt were doing exceptionally well and to capitalize on the market's volatility. We also invested in several consumer non-cyclical names, including Priority Healthcare (3.5%), a national distributor of specialty pharmaceuticals, which was up 186% for the period, and Syncor International (3.8%), a distributor of radiopharmaceutical products, which was up 58% for the period.*

Q. WHAT IS YOUR OUTLOOK FOR MICRO-CAP STOCKS GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. Micro-cap stocks, in our view, offer valuable long-term investment opportunities. Moreover, our careful company-by-company research approach is well suited to finding stocks that offer the potential for very attractive returns -- despite the sector's above-average volatility.

(+) Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater than average degree of market volatility.

(1) The total return since inception, with the maximum sales charge of 4.50%, was 5.40%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees. In such instances, and without waiver of fees, total return would have been lower.

(2) The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
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                                       -7-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER INTERMEDIATE TERM INCOME FUND

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE SIX-MONTHS ENDED DECEMBER 31, 1998?

 A. The Fund produced a total return of 3.76% (without the sales load)(1) for the period. That compared to a 3.94% return for the Lipper Intermediate Investment Grade Bond Index(2) and a 4.58% return for the Lehman Brothers Aggregate Bond Index.(3)

Q. WHAT WERE THE CONDITIONS IN THE TAXABLE BOND MARKET DURING THE PERIOD?

 A. The continuing economic malaise in Southeast Asia, Russia's default on its short-term debt and the near-failure of the Long-Term Capital Management fund raised fears of a global credit crisis during the period. In response, the Federal Reserve Board lowered short-term interest rates three times to improve liquidity. The bond market reacted favorably as U.S. Treasury securities outperformed the other sectors of the bond market. Investors concerned about overseas economic problems sought safety and liquidity in high-quality issues.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We kept the Fund's duration significantly longer than that of its benchmark, the Lehman Brothers Aggregate Bond Index, throughout the period. The Fund began the period with a duration of 5.25 years, which was 25% longer than its benchmark, and ended the period with a duration of 4.9 years, 10% longer than that of its benchmark. We maintained a relatively long duration because we expected rates to decline and wanted to lock in the additional yield that longer issues carried. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) The strategy helped the Fund maintain a 30-day yield of 6%.

Q. HOW DID YOU ALLOCATE THE FUND'S ASSETS AMONG DIFFERENT SECTORS OF THE BOND MARKET?

 A. Throughout most of the period, the Fund was overweighted in corporate securities. This allocation hurt the Fund's performance during the period, as corporate bonds underperformed Treasuries, due to, in our view, investors' desire for high credit quality and liquidity. That trend changed in mid-December as the Fed's easing policy reintroduced liquidity into the market and investors started to buy corporate bonds.

   Throughout the period, we selectively lightened the Fund's overweighting in corporate bonds. The Fund benefited from its underweighting in mortgage-backed securities, as they also underperformed Treasuries. The Fund ended the period with 33% of its assets in corporate bonds, 23% in Treasuries, 19% in government agencies, 16% in mortgage-backed securities, 6% in asset-backed securities and 3% in cash.*

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET GOING FORWARD?

 A. It is our belief that the Federal Reserve may lower interest rates. Bond yields could decline somewhat, but we believe that bonds will trade in a relatively narrow range going forward. We expect mortgage-backed securities to perform well, since they tend to favor a stable interest rate environment, and we think corporate bonds will rebound as investors take advantage of the higher yields that they carry.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We plan to increase the Fund's weighting in mortgage-backed securities to take advantage of the stable interest rate environment that we anticipate. We will continue to hold issues of large, high-quality corporations to ensure liquidity. We also will attempt to maintain a duration that is 10% to 15% longer than the Fund's benchmark in order to provide additional yield for shareholders.

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                                       -8-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

(1) The six-month return, with the maximum sales charge of 4.50%, was -0.94%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2) The Lipper Intermediate Investment Grade Bond Index is comprised of funds that seek to invest at least 65% of their assets in investment-grade debt issues, rated in the top four grades, with dollar-weighted maturities of five to ten years.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-rate debt issues rated investment grade or higher with maturities of one to ten years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                                       -9-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTHS ENDED DECEMBER 31, 1998?

 A. The Fund posted a total return of 3.03% (without sales load)(1) during the period. That compared to a 2.39% total return for the Lipper Pennsylvania Intermediate Municipal Debt Fund Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE PENNSYLVANIA MUNICIPAL BOND MARKET DURING THE RECENT PERIOD?

 A. Bonds in general performed well during the period, due to low inflation, falling interest rates and increased demand for bonds in the wake of continued global economic concerns. Yields on 10-year AAA-rated Pennsylvania general obligation bonds declined .25 percentage points during the period.

    However, municipal bonds underperformed Treasury bonds during the period. Municipals typically underperform in the type of declining interest rate environment investors saw during the period. Investors, especially foreign investors, in our view, favored Treasury bonds in the wake of increasing global economic problems in Russia and elsewhere. A large supply of municipal issues in 1998, coupled with only moderate demand for those issues, also contributed to municipal bonds' underperformance.

    This heavy-supply and moderate-demand environment caused muni yields to reach historically high levels as a percentage of Treasury yields. At various times, yields on long-term investment-grade municipal bonds actually reached 100% of yields on long-term Treasuries.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We maintained the Fund's average maturity between 9 years and 9.5 years during the period. That approach benefited the Fund as interest rates declined during the period. The relatively long average maturity also provided shareholders with attractive levels of current income.

    Our main focus during the period was on improving and maintaining the credit quality and structure of the Fund. We focused on limiting liquidity risk in response to the liquidity crisis that developed during the period. Therefore, the Fund maintained a very high average credit rating of AAA. Likewise, the extra yield on lower-rated bonds was not enough to warrant taking on those bonds' extra credit risk. We also invested in large, easily-traded issues with strong name recognition. That strategy allowed us to move in and out of issues easily and take advantage of opportunities to pick up extra yield for shareholders.*

Q. WHAT IS YOUR OUTLOOK FOR THE PENNSYLVANIA MUNICIPAL BOND MARKET GOING
   FORWARD?

 A. We anticipate that there will be less supply in the municipal market in 1999, especially because of all the refunding that has occurred. If supply tightens up and demand increases, municipal bonds could outperform Treasury bonds in the coming months. Demand could pick up if the equity markets are volatile or if interest rates rise.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We will continue to focus on maintaining the Portfolio's high credit quality and limiting liquidity risk. We will strive to maintain the Fund's average maturity between 9 and 9.5 year ranges in an effort to generate attractive levels of income for shareholders.

+ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

(1) The six-month return, with the maximum sales charge of 4.50%, was -1.61%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative service fees for certain periods. In such instances, and without waiver of fees, total return would have been lower.
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                                      -10-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

(2) Lipper Pennsylvania Intermediate Municipal Debt Fund Index is comprised of funds that seek to invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Pennsylvania, with dollar-weighted average maturities of five to ten years.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                                      -11-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTHS ENDED DECEMBER 31, 1998?

 A. The Fund's total return for the period was 3.12% (without sales load).(1) That compared to a 3.42% return for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE FIXED-INCOME MARKETS DURING THE PERIOD?

 A. Yields fell during the period amid a great deal of volatility. Those conditions may have resulted from investors concern that crises in global financial markets could hurt the U.S. economy. Events such as Russia's default on its short-term debt, the near-bankruptcy of a large hedge fund and the spread of Southeast Asia's economic malaise to Latin America may have affected investors, causing them to fret about the risk of a global credit crisis.

    Yields on government issues fell during most of the period as investors sought safety and liquidity. Further more, the Federal Reserve Board lowered the federal funds rate three times during the fall, restoring investor confidence. Subsequently, yields of short-to-intermediate term government securities rose as investors shifted money out of those issues to seek higher current income elsewhere.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. At the beginning of the period, we positioned the Fund with a "barbell" approach, with a large portion of its assets in short-term securities and most of the remainder in long-term securities. That strategy gave the Fund an average maturity comparable to its benchmark. During the early months of the period investors sought short-to-intermediate bonds for the relative liquidity and safety that such issues offered. The Fund, however, slightly lagged in performance.

    During October and November, the Fund posted a stronger relative performance as the market stabilized and short- and long-term issues did well. Throughout the period, we kept the Fund's yield one-half to one percentage point higher than that of its benchmark, with lower risk. The Fund began the period with an average duration of 1.6 years and finished the period with an average duration of 1.5 years. (Duration is a measure of a fund's price sensitivity to interest rate change. A longer duration indicates greater sensitivity; a shorter duration indicates less.)

Q. WHAT TYPES OF SECURITIES OFFERED THE BEST OPPORTUNITIES DURING THE PERIOD?

 A. The Fund predominantly holds Treasury securities, with some investments in bonds issued by government agencies. We found opportunities in very old high-coupon Ginnie Maes and other agency pass-through pools. We felt that those securities had low prepayment risk, since most of the mortgages backing them were eight to fifteen years old and those people that had not already refinanced were unlikely to do so. That allowed us to attain higher-than-market yields with limited risk.*

Q. WHAT IS YOUR OUTLOOK GOING FORWARD?

 A. We expect the economy to stay relatively strong, with bonds trading in a narrow range. We will be watching the strength of the U.S. economy. If it continues to show strength, we may see interest rates rise.

(1) The six-month return, with the maximum sales charge of 3.00%, was 0.01%. For the same period, the total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods. In such instances, and without waiver of fees, total return would have been lower.

(2) The Lehman Brothers 1-3-Year Government Bond Index is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTHS ENDED DECEMBER 31, 1998?

 A. The Fund's 7-day and 7-day effective yields were 4.03% and 4.11%, respectively as of December 31, 1998.(1) The Fund's total return for the period was 2.26%. That compared to a 2.30% total return for the Lipper U.S. Treasury Money Market Fund Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE U.S. TREASURY MARKETS DURING THE PERIOD?

 A. Yields on Treasury securities declined significantly during the period, despite some dramatic short-term volatility. Those conditions occurred largely as a result of uncertainty in global financial markets. Events that contributed to that uncertainty included Russia's default on its short-term debt; the near-bankruptcy of a large hedge fund; continued economic malaise in Southeast Asia; and the spread of economic weakness to Latin America. Investors may have been concerned that such events could adversely affect the U.S. economy by making credit difficult to attain and by crimping U.S. exports.

    The uncertainty in world markets caused investors to seek safety and liquidity in high-quality short-term issues such as Treasury notes, driving yields on those securities down. However, the Federal Reserve Board lowered interest rates three times during the fall. That reduced investors' fears of a credit crisis, and many shifted money out of Treasury notes and into longer-term or lower-quality issues. As a result, yields on Treasury notes rose slightly toward the end of the period.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. We kept the Fund's average maturity short. That shorter maturity allowed us to quickly reinvest the Fund's assets, and to provide the liquidity necessary to invest when opportunities arose. We did extend the Fund's average maturity slightly to lock in the extra yield that some longer issues carried. The Fund began the period with an average maturity of 58 days and ended the period with an average maturity of 35 days.

Q. WHAT IS THE OUTLOOK FOR THE ECONOMY AND THE FUND?

 A. We anticipate the economy to continue growing at a healthy rate. We believe short-term Treasury securities could trade in a narrow range going forward. This upward pressure on yields is the result of a strong economy, and the downward pressure of uncertainty in global financial markets should counter the Fed's neutral monetary policy.

    In that environment, we look for the best values available in the short-term Treasury markets. We will strive to maintain our strategy, a relatively short average maturity, which may provide liquidity and allow us to quickly reinvest and compound the Fund's assets.

(+) An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund.

(1) The 7-Day yields are as of 12/31/98. The yield quotation more closely reflects the current earnings of the Fund than does the total return quotation.
(2) The Lipper U.S. Treasury Money Market Fund Index is a managed index that seeks to invest principally in U.S. Treasury Obligations, with dollar-weighted average maturities of less than 90 days.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER PRIME MONEY MARKET FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE
   SIX-MONTHS ENDED DECEMBER 31, 1998?

 A. The Fund's 7-day and 7-day effective yields as of December 31, 1998, were 4.68% and 4.79%, respectively.(1) The Fund posted a total return during the period of 2.52%, compared to a 2.49% total return for the Lipper U.S. Money Market Fund Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE MONEY MARKETS DURING THE PERIOD?

 A. Turbulence in foreign financial markets caused volatility in the U.S. money markets. Investors may have been concerned that Russia's default on its short-term debt and the near-bankruptcy of a large hedge fund could lead to a global liquidity crisis. It is our opinion that investors were also concerned that weakness in Latin American countries could hurt U.S. exports to that region. The turbulence in overseas financial markets, in our view, caused investors to seek quality and safety in Treasury issues, driving yields on those securities lower during most of the period. The emphasis on quality increased commercial paper yields relative to Treasury yields.

    In the fall, however, the Federal Reserve Board lowered the federal funds rate three times, restoring confidence in financial markets. Yields on Treasury notes rose somewhat as reassured investors shifted money to longer-term issues.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We continued to keep the Fund's average maturity significantly shorter than that of the typical money market fund. The average maturity of the Fund's holdings ended the period at 29 days. Since the yield curve was relatively flat, there was no compelling reason to increase the Fund's average maturity.

Q. IN WHAT SECTORS OF THE MARKET DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

 A. We look for the best values in any market environment. The market uncertainty and resulting flight to quality that characterized the period led to good opportunities in commercial paper during the late summer and early fall. As a result, we increased the Fund's weighting in high-grade commercial issues. Toward the end of the period, we took advantage of opportunities in government agency issues, including securities issued by the Home Loan Bank and Sallie Mae. Commercial paper and bank deposits made up the largest portion of the Fund's holdings, followed by government agencies.*

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MONEY MARKETS GOING FORWARD?

 A. It is our view that the economy may be surprisingly strong during the coming months, with the possible exception of the manufacturing sector. But the uncertainty in world markets may put some downward pressure on rates. Therefore, we expect the money markets to trade in a narrow range going forward.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We will strive to keep the Fund's average maturity shorter than that of the typical money market fund. That shorter maturity will allow us to compound the Fund's investments more quickly, and also it could provide the liquidity necessary to capitalize on opportunities as they present themselves.

+ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund.

(1) The 7-Day yields are as of 12/31/98. The yield quotation more closely reflects the current earnings of the Fund than does the total return quotation.

(2) The Lipper U.S. Money Market Fund Index is a managed index that seeks to invest principally in high quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 16

                            Statements of Operations
                                    PAGE 18

                      Statements of Changes in Net Assets
                                    PAGE 20

                       Schedules of Portfolio Investments
                                    PAGE 24

                         Notes to Financial Statements
                                    PAGE 39

                              Financial Highlights
                                    PAGE 46

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                               AGGRESSIVE     ESTABLISHED      EMERGING     INTERMEDIATE
                                                 GROWTH          GROWTH         GROWTH      TERM INCOME
                                                  FUND            FUND           FUND           FUND
                                              ------------    ------------    ----------    ------------
ASSETS:
  Investments, at value (cost $93,205,112;
    $118,422,925; $8,243,673; $289,026,107,
    respectively)...........................  $134,169,878    $260,607,150    $9,064,634    $293,144,843
  Interest and dividends receivable.........       134,686         203,270         6,168       4,448,618
  Receivable for investments sold...........     1,441,564         596,855        14,969              --
  Receivable for capital shares issued......        27,586          13,454            --              --
  Unamortized organization costs............         2,664          19,309            --          27,889
  Prepaid expenses and other assets.........           575           1,235        30,140           1,119
                                              ------------    ------------    ----------    ------------
    Total Assets............................   135,776,953     261,441,273     9,115,911     297,622,469
                                              ------------    ------------    ----------    ------------
LIABILITIES:
  Dividends payable.........................        47,224         288,083        46,465       1,447,730
  Payable for investments purchased.........     1,146,475              --        46,237              --
  Payable for capital shares redeemed.......        70,941          35,033            --              --
  Accrued expenses and other payables:
    Investment advisory fees payable........        65,805         107,952            --          75,371
    Administration fees payable.............         1,635           3,295           110           3,776
    Administrative services fees payable....        18,283          33,409            --          11,159
    Other Liabilities.......................        36,387          62,436         5,186          78,236
                                              ------------    ------------    ----------    ------------
    Total Liabilities.......................     1,386,750         530,208        97,998       1,616,272
                                              ------------    ------------    ----------    ------------
NET ASSETS:
  Capital...................................    93,342,969     117,470,720     8,223,827     292,464,041
  Accumulated undistributed (distributions
    in excess of) net investment income.....        (1,834)          2,513            --           7,566
  Accumulated undistributed net realized
    gains (losses) on investments...........        84,302       1,253,607        (4,137)             --
  Distributions in excess of net realized
    gains or losses on investments..........            --              --       (22,738)       (584,146)
  Net unrealized appreciation of
    investments.............................    40,964,766     142,184,225       820,961       4,118,736
                                              ------------    ------------    ----------    ------------
    Net Assets..............................  $134,390,203    $260,911,065    $9,017,913    $296,006,197
                                              ============    ============    ==========    ============
    Outstanding units of beneficial interest
      (shares)..............................    12,495,289      18,451,208       823,617      29,435,586
                                              ============    ============    ==========    ============
    Net asset value -- redemption price per
      share.................................  $      10.76    $      14.14    $    10.95    $      10.06
                                              ============    ============    ==========    ============
    Maximum Sales Charge....................          4.50%           4.50%         4.50%           4.50%
                                              ============    ============    ==========    ============
    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset
      value adjusted to nearest cent) per
      share.................................  $      11.27    $      14.81    $    11.47    $      10.53
                                              ============    ============    ==========    ============

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                          LIMITED DURATION   U.S. TREASURY
                                           PENNSYLVANIA      GOVERNMENT       OBLIGATIONS       PRIME
                                            MUNICIPAL        SECURITIES      MONEY MARKET    MONEY MARKET
                                            BOND FUND           FUND             FUND            FUND
                                           ------------   ----------------   -------------   ------------
ASSETS:
  Investments, at value (cost
    $108,831,196; $37,059,953;
    $18,971,108; $221,011,743,
    respectively)........................  $110,969,358     $37,072,495       $18,971,108    $221,011,743
  Repurchase agreements (cost $--; $--;
    $2,926,000; $30,568,000,
    respectively)........................            --              --         2,926,000      30,568,000
                                           ------------     -----------       -----------    ------------
    Total Investments....................   110,969,358      37,072,495        21,897,108     251,579,743
  Cash...................................            --             749                41             639
  Interest and dividends receivable......     1,583,399         341,876            88,170         750,260
  Receivable for capital shares issued...            --              --                --          45,064
  Unamortized organization costs.........        13,659           6,144             6,173          13,955
  Prepaid expenses and other assets......            --              --                --             764
                                           ------------     -----------       -----------    ------------
    Total Assets.........................   112,566,416      37,421,264        21,991,492     252,390,425
                                           ------------     -----------       -----------    ------------
LIABILITIES:
  Dividends payable......................       399,648         167,493            83,783       1,040,592
  Payable for capital shares redeemed....            --              --                --           9,538
  Accrued expenses and other payables:
    Investment advisory fees payable.....        28,670           9,429             4,149          44,069
    Administration fees payable..........         1,414             470               296           3,226
    Administrative services fees
      payable............................         5,168              --               635              --
    Other Liabilities....................        25,813          28,985            23,959          89,214
                                           ------------     -----------       -----------    ------------
    Total Liabilities....................       460,713         206,377           112,822       1,186,639
                                           ------------     -----------       -----------    ------------
NET ASSETS:
  Capital................................   109,831,971      37,245,859        21,877,374     251,200,744
  Accumulated undistributed
    (distributions in excess of) net
    investment income....................          (118)            (68)            1,890           3,531
  Accumulated undistributed net realized
    gains (losses) on investments........       135,688         (43,446)             (594)           (489)
  Net unrealized appreciation of
    investments..........................     2,138,162          12,542                --              --
                                           ------------     -----------       -----------    ------------
    Net Assets...........................  $112,105,703     $37,214,887       $21,878,670    $251,203,786
                                           ============     ===========       ===========    ============
    Outstanding units of beneficial
      interest (shares)..................    10,807,985       3,728,357        21,879,264     251,203,734
                                           ============     ===========       ===========    ============
    Net asset value -- redemption price
      per share..........................  $      10.37     $      9.98       $      1.00    $       1.00
                                           ============     ===========       ===========    ============
    Maximum Sales Charge.................          4.50%           3.00%               --              --
                                           ============     ===========       ===========    ============
    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset
      value adjusted to nearest cent) per
      share..............................  $      10.86     $     10.29       $      1.00(a) $       1.00(a)
                                           ============     ===========       ===========    ============

---------------

(a) Maximum offering price and redemption price are the same for the U.S. Treasury Obligations Money Market Fund and the Prime Money Market Fund.
                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                 AGGRESSIVE    ESTABLISHED   EMERGING   INTERMEDIATE
                                                   GROWTH        GROWTH       GROWTH    TERM INCOME
                                                    FUND          FUND        FUND*         FUND
                                                 -----------   -----------   --------   ------------
INVESTMENT INCOME:
  Interest income..............................  $    35,627   $       18    $ 54,675   $ 9,171,177
  Dividend income (net of foreign withholding
     tax of $0; $338; $0; $0, respectively)....      679,994    1,714,589      34,983       258,374
                                                 -----------   ----------    --------   -----------
     Total Income..............................      715,621    1,714,607      89,658     9,429,551
                                                 -----------   ----------    --------   -----------
EXPENSES:
  Investment advisory fees.....................      615,379      912,643      48,593       865,855
  Administration fees..........................       70,769      139,940       4,471       165,956
  Administrative services fees.................      152,017      302,454       9,847       356,550
  Accounting fees..............................       20,610       38,484      17,585        44,474
  Transfer agent fees..........................       27,097       30,089       5,800        23,361
  Custodian fees...............................        9,430       18,826       1,899        30,283
  Other expenses...............................       20,467       41,622      13,437        47,468
                                                 -----------   ----------    --------   -----------
  Total Expenses...............................      915,769    1,484,058     101,632     1,533,947
     Less: Expenses voluntarily reduced........     (305,599)    (425,099)    (58,440)     (719,846)
           Expenses paid by third parties......         (393)          --          --            --
                                                 -----------   ----------    --------   -----------
  Net Expenses.................................      609,777    1,058,959      43,192       814,101
                                                 -----------   ----------    --------   -----------
  Net Investment Income........................      105,844      655,648      46,466     8,615,450
                                                 -----------   ----------    --------   -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on investment
     transactions..............................    1,426,699    1,688,653      (4,137)    2,140,443
  Net change in unrealized appreciation of
     investments...............................   (4,267,759)   6,224,884     820,961      (288,708)
                                                 -----------   ----------    --------   -----------
  Net realized/unrealized gains (losses) on
     investments...............................   (2,841,060)   7,913,537     816,824     1,851,735
                                                 -----------   ----------    --------   -----------
  Change in net assets resulting from
     operations................................  $(2,735,216)  $8,569,185    $863,290   $10,467,185
                                                 ===========   ==========    ========   ===========

---------------
* Commencement of operations of the Fund was July 1, 1998.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF OPERATIONS, CONTINUED
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                           LIMITED DURATION   U.S. TREASURY
                                            PENNSYLVANIA      GOVERNMENT       OBLIGATIONS       PRIME
                                             MUNICIPAL        SECURITIES      MONEY MARKET    MONEY MARKET
                                             BOND FUND           FUND             FUND            FUND
                                            ------------   ----------------   -------------   ------------
INVESTMENT INCOME:
  Interest income.........................   $2,996,369       $1,035,111        $562,117       $6,562,264
  Dividend income.........................       57,468            9,796           8,746            9,354
                                             ----------       ----------        --------       ----------
     Total Income.........................    3,053,837        1,044,907         570,863        6,571,618
                                             ----------       ----------        --------       ----------
EXPENSES:
  Investment advisory fees................      342,936           99,869          44,503          485,219
  Administration fees.....................       65,730           19,142          12,752          139,501
  Administrative services fees............      142,157           41,588          24,897          276,295
  Accounting fees.........................       21,314           16,680          15,180           38,090
  Transfer agent fees.....................       13,486           14,792          11,919           19,458
  Custodian fees..........................        8,766            1,521           9,239           36,714
  Other expenses..........................       25,196               --           5,731           65,778
                                             ----------       ----------        --------       ----------
  Total Expenses..........................      619,585          193,592         124,221        1,061,055
     Less: Expenses voluntarily reduced...     (284,961)         (91,523)        (44,326)        (472,710)
           Expenses paid by third
       parties............................           --           (1,543)         (1,038)          (1,886)
                                             ----------       ----------        --------       ----------
  Net Expenses............................      334,624          100,526          78,857          586,459
                                             ----------       ----------        --------       ----------
  Net Investment Income...................    2,719,213          944,381         492,006        5,985,159
                                             ----------       ----------        --------       ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on
     investment transactions..............      519,624          (43,448)             --             (489)
  Net change in unrealized appreciation of
     investments..........................      172,911           90,068              --               --
                                             ----------       ----------        --------       ----------
  Net realized/unrealized gains (losses)
     on investments.......................      692,535           46,620              --             (489)
                                             ----------       ----------        --------       ----------
  Change in net assets resulting from
     operations...........................   $3,411,748       $  991,001        $492,006       $5,984,670
                                             ==========       ==========        ========       ==========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       AGGRESSIVE                    ESTABLISHED
                                                       GROWTH FUND                   GROWTH FUND
                                               ---------------------------   ---------------------------
                                               FOR THE SIX                   FOR THE SIX
                                               MONTHS ENDED     FOR THE      MONTHS ENDED     FOR THE
                                               DECEMBER 31,    YEAR ENDED    DECEMBER 31,    YEAR ENDED
                                                   1998         JUNE 30,         1998         JUNE 30,
                                               (UNAUDITED)        1998       (UNAUDITED)        1998
                                               ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)...............  $    105,844   $   (115,475)  $    655,648   $  1,725,318
  Net realized gains on investment
    transactions.............................     1,426,699      3,491,283      1,688,653      6,257,171
  Net change in unrealized appreciation of
    investments..............................    (4,267,759)    10,372,778      6,224,884     47,023,379
                                               ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
    resulting from operations................    (2,735,216)    13,748,586      8,569,185     55,005,868
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.................      (105,844)            --       (654,367)    (1,728,428)
  In excess of net investment income.........            --         (9,326)            --             --
  From net realized gains on investments.....    (4,572,480)    (1,333,135)    (6,183,277)    (1,060,223)
                                               ------------   ------------   ------------   ------------
  Change in net assets from shareholder
    distributions............................    (4,678,324)    (1,342,461)    (6,837,644)    (2,788,649)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued................    13,606,564     35,793,962     14,338,122     50,547,690
  Dividends reinvested.......................     1,500,549         58,474      1,647,409         90,582
  Cost of shares redeemed....................    (8,914,965)   (17,904,786)   (15,618,284)   (34,957,454)
                                               ------------   ------------   ------------   ------------
  Change in net assets from capital
    transactions.............................     6,192,148     17,947,650        367,247     15,680,818
                                               ------------   ------------   ------------   ------------
  Change in net assets.......................    (1,221,392)    30,353,775      2,098,788     67,898,037
NET ASSETS:
  Beginning of period........................   135,611,595    105,257,820    258,812,277    190,914,240
                                               ------------   ------------   ------------   ------------
  End of period..............................  $134,390,203   $135,611,595   $260,911,065   $258,812,277
                                               ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.....................................     1,381,851      3,165,205      1,115,062      4,017,497
  Reinvested.................................       146,434          5,580        119,787          7,397
  Redeemed...................................      (916,398)    (1,567,686)    (1,192,126)    (2,769,238)
                                               ------------   ------------   ------------   ------------
Change in shares.............................       611,887      1,603,099         42,723      1,255,656
                                               ============   ============   ============   ============

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                                EMERGING          INTERMEDIATE TERM
                                                              GROWTH FUND            INCOME FUND
                                                              ------------   ---------------------------
                                                              FOR THE SIX    FOR THE SIX
                                                                 MONTHS         MONTHS
                                                                 ENDED          ENDED         FOR THE
                                                              DECEMBER 31,   DECEMBER 31,    YEAR ENDED
                                                                 1998*           1998         JUNE 30,
                                                              (UNAUDITED)    (UNAUDITED)        1998
                                                              ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................  $     46,466   $  8,615,450   $ 14,971,224
  Net realized gains (losses) on investment transactions....        (4,137)     2,140,443      3,610,376
  Net change in unrealized appreciation of investments......       820,961       (288,708)     3,699,969
                                                              ------------   ------------   ------------
  Net increase in net assets resulting from operations......       863,290     10,467,185     22,281,569
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................       (46,466)    (8,609,618)   (14,851,779)
  From net realized gains on investments....................       (22,738)    (3,274,801)            --
                                                              ------------   ------------   ------------
  Change in net assets from shareholder distributions.......       (69,204)   (11,884,419)   (14,851,779)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................     8,288,809     37,928,157     90,900,761
  Dividends reinvested......................................         4,799      1,082,058        214,237
  Cost of shares redeemed...................................       (69,781)   (17,151,523)   (30,838,931)
                                                              ------------   ------------   ------------
  Change in net assets from capital transactions............     8,223,827     21,858,692    (60,276,067)
                                                              ------------   ------------   ------------
  Change in net assets......................................     9,017,913     20,441,458     67,705,857
NET ASSETS:
  Beginning of period.......................................            --    275,564,739    207,858,882
                                                              ------------   ------------   ------------
  End of period.............................................  $  9,017,913   $296,006,197   $275,564,739
                                                              ============   ============   ============
SHARE TRANSACTIONS:
  Issued....................................................       831,201      3,726,243      9,078,840
  Reinvested................................................           463        106,825         21,445
  Redeemed..................................................        (8,047)    (1,684,971)    (3,082,354)
                                                              ------------   ------------   ------------
Change in shares............................................       823,617      2,148,097      6,017,931
                                                              ============   ============   ============

---------------
* Commencement of operations of the Fund was July 1, 1998.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                                                      LIMITED DURATION
                                                     PENNSYLVANIA MUNICIPAL              GOVERNMENT
                                                            BOND FUND                  SECURITIES FUND
                                                   ---------------------------   ---------------------------
                                                   FOR THE SIX                   FOR THE SIX
                                                   MONTHS ENDED     FOR THE      MONTHS ENDED     FOR THE
                                                   DECEMBER 31,    YEAR ENDED    DECEMBER 31,    YEAR ENDED
                                                       1998         JUNE 30,         1998         JUNE 30,
                                                   (UNAUDITED)        1998       (UNAUDITED)       1998*
                                                   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..........................  $ 2,719,213    $  5,539,010   $   944,381    $  1,847,275
  Net realized gains (losses) on investment
    transactions.................................      519,624         859,782       (43,448)         30,849
  Net change in unrealized appreciation
    (depreciation) of investments................      172,911         465,494        90,068        (113,342)
                                                   ------------   ------------   -----------    ------------
  Net increase in net assets resulting from
    operations...................................    3,411,748       6,864,286       991,001       1,764,782
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.....................   (2,853,322)     (5,661,569)     (949,190)     (1,846,910)
  In excess of net investment income.............         (118)             --           (68)             --
  From net realized gains on investments.........     (735,831)             --       (13,860)        (14,793)
                                                   ------------   ------------   -----------    ------------
  Change in net assets from shareholder
    distributions................................   (3,589,271)     (5,661,569)     (963,118)     (1,861,703)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued....................   10,414,719      15,598,673    12,739,979      46,256,425
  Dividends reinvested...........................       69,711          98,698        25,546           8,280
  Cost of shares redeemed........................  (16,886,354)    (21,409,397)   (4,938,510)    (16,807,795)
                                                   ------------   ------------   -----------    ------------
  Change in net assets from capital
    transactions.................................   (6,401,924)     (5,712,026)    7,827,015      29,456,910
                                                   ------------   ------------   -----------    ------------
  Change in net assets...........................   (6,579,447)     (4,509,309)    7,854,898      29,359,989
NET ASSETS:
  Beginning of period............................  118,685,150     123,194,459    29,359,989              --
                                                   ------------   ------------   -----------    ------------
  End of period..................................  $112,105,703   $118,685,150   $37,214,887    $ 29,359,989
                                                   ============   ============   ===========    ============
SHARE TRANSACTIONS:
  Issued.........................................      995,515       1,499,902     1,273,429       4,624,486
  Reinvested.....................................        6,680           9,497         2,558             829
  Redeemed.......................................   (1,616,695)     (2,061,340)     (494,098)     (1,678,847)
                                                   ------------   ------------   -----------    ------------
Change in shares.................................     (614,500)       (551,941)      781,889       2,946,468
                                                   ============   ============   ===========    ============

---------------
* Commencement of operations of the Fund was July 1, 1997.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                  U.S. TREASURY OBLIGATIONS          PRIME OBLIGATION
                                                        MONEY MARKET                 MONEY MARKET FUND
                                                 ---------------------------   -----------------------------
                                                 FOR THE SIX                    FOR THE SIX
                                                 MONTHS ENDED     FOR THE      MONTHS ENDED       FOR THE
                                                 DECEMBER 31,    YEAR ENDED    DECEMBER 31,     YEAR ENDED
                                                     1998         JUNE 30,         1998          JUNE 30,
                                                 (UNAUDITED)       1998*        (UNAUDITED)        1998
                                                 ------------   ------------   -------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........................  $   492,006    $  1,139,900   $   5,985,159   $   8,016,985
  Net realized gains (losses) on investment
    transactions...............................           --            (594)           (489)            447
                                                 -----------    ------------   -------------   -------------
  Net increase in net assets resulting from
    operations.................................      492,006       1,139,306       5,984,670       8,017,432
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...................     (492,006)     (1,139,900)     (5,985,159)     (8,016,985)
                                                 -----------    ------------   -------------   -------------
  Change in net assets from shareholder
    distributions..............................     (492,006)     (1,139,900)     (5,985,159)     (8,016,985)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..................   20,094,589      67,930,284     278,383,314     394,707,150
  Dividends reinvested.........................      126,376         226,366         783,619         919,724
  Cost of shares redeemed......................  (21,861,956)    (44,636,395)   (245,823,482)   (273,616,855)
                                                 -----------    ------------   -------------   -------------
  Change in net assets from capital
    transactions...............................   (1,640,991)     23,520,255      33,343,451     122,010,019
                                                 -----------    ------------   -------------   -------------
  Change in net assets.........................   (1,640,991)     23,519,661      33,342,962     122,010,466
NET ASSETS:
  Beginning of period..........................   23,519,661              --     217,860,824      95,850,358
                                                 -----------    ------------   -------------   -------------
  End of period................................  $21,878,670    $ 23,519,661   $ 251,203,786   $ 217,860,824
                                                 ===========    ============   =============   =============
SHARE TRANSACTIONS:
  Issued.......................................   20,094,589      67,930,284     278,383,314     394,707,185
  Reinvested...................................      126,376         226,366         783,619         919,745
  Redeemed.....................................  (21,861,956)    (44,636,395)   (245,823,482)   (273,616,855)
                                                 -----------    ------------   -------------   -------------
Change in shares...............................   (1,640,991)     23,520,255      33,343,451     122,010,075
                                                 ===========    ============   =============   =============

---------------
* Commencement of operations of the Fund was July 1, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (93.1%):
Aerospace/Defense--Equipment (4.2%):
   74,000 Cordant Technologies, Inc.....  $  2,775,000
   40,000 Northrop Grumman Corp.........     2,925,000
                                          ------------
                                             5,700,000
                                          ------------
Automotive Parts (3.5%):
  144,000 Gentex Corp.(b)...............     2,880,000
  110,000 Mascotech, Inc................     1,883,750
                                          ------------
                                             4,763,750
                                          ------------
Banks (2.2%):
   66,000 First American
            Corp.--Tennessee............     2,928,750
                                          ------------
Biotechnology (0.2%):
   80,000 Interneuron Pharmaceuticals,
            Inc.(b).....................       262,500
                                          ------------
Chemicals (3.4%):
  130,000 Airgas, Inc.(b)...............     1,161,875
   90,000 Lesco, Inc....................     1,158,750
   60,000 Valspar Corp..................     2,238,750
                                          ------------
                                             4,559,375
                                          ------------
Communication--Equipment (0.1%):
   50,000 Transcrypt International,
            Inc.(b).....................       140,500
                                          ------------
Computer Networks (4.0%):
  265,000 Computer Network Tech
            Corp.(b)....................     3,312,500
   70,000 Seagate Technology, Inc.(b)...     2,117,500
                                          ------------
                                             5,430,000
                                          ------------
Computer Software (17.3%):
  120,000 Affiliated Computer Services,
            Inc.(b).....................     5,400,000
   60,000 Ansys, Inc.(b)................       660,000
   50,000 Applied Graphics
            Technologies(b).............       825,000
  120,000 Compuware Corp.(b)............     9,374,999
   60,000 Dialogic Corp.(b).............     1,179,375
   10,000 Engineering Animation,
            Inc.(b).....................       540,000
  100,000 Mosaix, Inc.(b)...............       775,000
   40,000 Netscape Communications
            Corp.(b)....................     2,430,000
   70,000 Platinum Software Corp.(b)....       896,875
   50,000 Security Dynamics Tech,
            Inc.(b).....................     1,150,000
                                          ------------
                                            23,231,249
                                          ------------
Computers (4.2%):
  160,000 Hutchinson Technology,
            Inc.(b).....................     5,700,000
                                          ------------
Construction Materials (1.3%):
   50,000 Fleetwood Enterprises, Inc....     1,737,500
                                          ------------

COMMON STOCKS, CONTINUED:
                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
Educational Services (4.6%):
  200,000 DeVry, Inc.(b)................  $  6,125,000
                                          ------------
Electrical Equipment (2.3%):
   90,000 C-Cube Microsystems,
            Inc.(b).....................     2,441,250
   70,000 Cirrus Logic, Inc.(b).........       686,875
                                          ------------
                                             3,128,125
                                          ------------
Financial Services (1.5%):
   18,000 Financial Federal Corp.(b)....       445,500
   10,000 Metris Companies, Inc.........       503,125
   70,000 Willis Lease Finance
            Corp.(b)....................     1,102,500
                                          ------------
                                             2,051,125
                                          ------------
Financial--Securities Brokers (4.2%):
  128,000 Legg Mason, Inc...............     4,040,000
   60,000 United Asset Management
            Corp........................     1,560,000
                                          ------------
                                             5,600,000
                                          ------------
Food & Related (3.6%):
   50,000 U.S. Foodservice(b)...........     2,450,000
   50,000 Whole Foods Market, Inc.(b)...     2,418,750
                                          ------------
                                             4,868,750
                                          ------------
Furniture & Furnishings (2.5%):
   90,000 Bush Industries, Inc..........     1,119,375
  100,000 Leggett & Platt, Inc..........     2,200,000
                                          ------------
                                             3,319,375
                                          ------------
Homebuilders--Mobile Homes (1.0%):
   85,000 Winnebago Industries, Inc.....     1,285,625
                                          ------------
Household Products (1.5%):
   40,000 Premark International, Inc....     1,385,000
   35,000 Tupperware Corp...............       575,313
                                          ------------
                                             1,960,313
                                          ------------
Insurance (1.1%):
   35,000 Arthur J. Gallagher &
            Company.....................     1,544,375
                                          ------------
Machinery & Equipment (2.3%):
  120,000 Flow International Corp.(b)...     1,162,500
  200,000 PSC, Inc.(b)..................     1,900,000
                                          ------------
                                             3,062,500
                                          ------------
Medical--Biotechnology (1.0%):
   20,000 Incyte Pharmaceuticals,
            Inc.(b).....................       747,500
  180,000 Integra Lifesciences
            Corp.(b)....................       607,500
                                          ------------
                                             1,355,000
                                          ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Medical--Hospital Management Services (2.3%):
   50,000 Cerner Corp.(b)...............  $  1,337,500
  200,000 Genesis Health Ventures,
            Inc.(b).....................     1,750,000
                                          ------------
                                             3,087,500
                                          ------------
Medical Equipment & Supplies (10.4%):
   35,000 Alkermes, Inc.(b).............       776,563
  130,000 Mentor Corp. Minnesota........     3,046,875
  120,000 Respironics, Inc.(b)..........     2,403,750
   60,000 St. Jude Medical, Inc.(b).....     1,661,250
  160,000 Syncor International
            Corp.(b)....................     4,359,999
   20,000 Visx, Inc.(b).................     1,748,750
                                          ------------
                                            13,997,187
                                          ------------
Medical--Health Management Organization (1.0%):
   30,000 United Health Care Corp.......     1,291,875
                                          ------------
Oil & Gas (0.8%):
   50,000 Forest Oil Corp.(b)...........       425,000
  100,000 Patina Oil & Gas..............       293,750
  120,000 Range Resources Corp..........       412,500
                                          ------------
                                             1,131,250
                                          ------------
Real Estate Investment Trust (0.5%):
   39,999 Meditrust Corp................       604,985
                                          ------------
Technology Equipment (3.4%):
   75,000 CFM Technologies, Inc.(b).....       637,500
  100,000 Credence Systems Corp.(b).....     1,850,000
  115,000 Integrated Circuit Systems,
            Inc.(b).....................     2,026,875
                                          ------------
                                             4,514,375
                                          ------------
Telecommunication--Equipment (2.8%):
  150,000 Digi International, Inc.(b)...     1,668,750
   60,000 ECI Telecommunications,
            Ltd.........................     2,137,500
                                          ------------
                                             3,806,250
                                          ------------
Telecommunications (0.1%):
   40,000 Glenayre Technologies,
            Inc.(b).....................       177,500
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Telecommunications--Services and Equipment (1.4%):
  100,000 Picturetel Corp.(b)...........  $    662,500
   60,000 Transaction Network Services,
            Inc.(b).....................     1,203,750
                                          ------------
                                             1,866,250
                                          ------------
Textile (2.5%):
   70,000 Lydall, Inc. (b)..............       831,250
  130,000 Unifi, Inc....................     2,543,125
                                          ------------
                                             3,374,375
                                          ------------
Utilities--Electric (1.0%):
  115,000 Trigen Energy Corp............     1,315,313
                                          ------------
Wholesale--Food Products (0.9%):
   65,000 Worthington Foods, Inc........     1,235,000
                                          ------------
    Total Common Stocks.................   125,155,672
                                          ------------
INVESTMENT COMPANIES (6.7%):
3,609,251 Federated Government
            Obligation Fund.............     3,609,252
2,638,270 Federated Prime Obligation
            Fund........................     2,638,270
2,218,828 KeyPremier Prime Money Market
            Fund........................     2,218,828
  547,590 KeyPremier U.S. Treasury
            Obligations Money Market
            Fund........................       547,590
                                          ------------
    Total Investment Companies..........     9,013,940
                                          ------------
DAILY SWEEP VEHICLE (0.0%):
      266 Bank of New York Cash Sweep...           266
                                          ------------
    Total Daily Sweep Vehicle...........           266
                                          ------------
    Total Investments       (Cost
$93,205,112)(a)--99.8%..................   134,169,878
    Other assets in excess of
  liabilities--0.2%.....................       220,325
                                          ------------
    TOTAL NET ASSETS--100.0%............  $134,390,203
                                          ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 56,249,151
         Unrealized depreciation.........................   (15,284,385)
                                                           ------------
         Net unrealized appreciation.....................  $ 40,964,766
                                                           ============

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                      SECURITY                MARKET
  SHARES            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS (99.3%):
Aerospace/Defense--Equipment (1.9%):
    60,000 Textron, Inc..................  $  4,556,250
     4,600 United Technologies Corp......       500,250
                                           ------------
                                              5,056,500
                                           ------------
Agriculture (0.5%):
    30,000 Monsanto Corp.................     1,425,000
                                           ------------
Automotive (2.3%):
    62,350 Daimlerchrysler, AG(b)........     5,989,497
                                           ------------
Automotive Parts (1.9%):
    34,000 Autoliv, Inc..................     1,264,375
    46,465 Dana Corp.....................     1,899,257
    24,000 Eaton Corp....................     1,696,500
                                           ------------
                                              4,860,132
                                           ------------
Banks (5.1%):
     7,000 Allied Irish Banks PLC, ADR...       772,625
    74,480 First Union Corp..............     4,529,315
   144,000 Fleet Financial Group, Inc....     6,435,000
    40,000 Wells Fargo Co................     1,597,500
                                           ------------
                                             13,334,440
                                           ------------
Beverages (2.6%):
   101,000 Coca-Cola Co..................     6,754,375
                                           ------------
Biotechnology (1.2%):
    70,000 Centocor, Inc.(b).............     3,158,750
                                           ------------
Chemicals (1.6%):
    65,000 Hercules, Inc.................     1,779,375
   100,000 Morton International, Inc.....     2,450,000
                                           ------------
                                              4,229,375
                                           ------------
Computer Networks (2.7%):
    50,000 Seagate Technology, Inc.(b)...     1,512,500
    90,000 Silicon Graphics, Inc.(b).....     1,158,750
    50,000 Sun Microsystems, Inc.(b).....     4,281,250
                                           ------------
                                              6,952,500
                                           ------------
Computer Software (8.2%):
    80,000 Automatic Data Processing,
             Inc.........................     6,415,000
   165,000 Computer Associates
             International, Inc..........     7,033,125
   130,000 Netscape Communications
             Corp.(b)....................     7,897,499
                                           ------------
                                             21,345,624
                                           ------------
Computers--Main & Mini (1.6%):
   100,000 Compaq Computer Corp..........     4,193,750
                                           ------------
Cosmetics/Personal Care (3.1%):
    90,000 Procter & Gamble Co...........     8,218,125
                                           ------------

                      SECURITY                MARKET
  SHARES            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Diversified/Conglomerate (4.7%):
     7,000 Du Pont E.I. de Nemours &
             Co..........................  $    371,438
   107,000 General Electric Co...........    10,920,687
    70,000 Republic Industries,
             Inc.(b).....................     1,032,500
                                           ------------
                                             12,324,625
                                           ------------
Electronic Components (1.6%):
    80,000 Micron Technology, Inc.(b)....     4,045,000
                                           ------------
Financial Services (9.7%):
    62,000 Capital One Financial Corp....     7,130,000
   120,000 Fannie Mae....................     8,880,000
   130,000 Morgan Stanley Dean Witter
             Discover & Co...............     9,229,999
                                           ------------
                                             25,239,999
                                           ------------
Food Processing & Packaging (2.0%):
     6,000 Bestfoods.....................       319,500
   152,000 ConAgra, Inc..................     4,788,000
                                           ------------
                                              5,107,500
                                           ------------
Furniture & Furnishings (2.5%):
    50,000 Armstrong World Industries,
             Inc.........................     3,015,625
   112,500 Lancaster Colony Corp.........     3,614,063
                                           ------------
                                              6,629,688
                                           ------------
Insurance (0.5%):
     4,419 Aetna Services, Inc...........       336,120
    13,000 Aetna, Inc.(b)................     1,022,125
                                           ------------
                                              1,358,245
                                           ------------
Manufacturing (0.9%):
     4,000 Minnesota Mining and
             Manufacturing Co............       284,500
    46,000 Tecumseh Products Co., Class
             B...........................     2,081,500
                                           ------------
                                              2,366,000
                                           ------------
Medical--Hospital Management Services (0.7%):
   220,000 Genesis Health Ventures,
             Inc.(b).....................     1,925,000
                                           ------------
Medical Instruments (4.6%):
   160,000 Medtronic, Inc................    11,880,000
                                           ------------
Medical--Health Management Organization (1.3%):
    80,000 United Health Care Corp.......     3,445,000
                                           ------------
Mining (1.8%):
    75,000 Potash Corp. of Saskatchewan,
             Inc.........................     4,790,625
                                           ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                      SECURITY                MARKET
  SHARES            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Oil & Gas (4.3%):
   148,000 Coastal Corp..................  $  5,170,750
     5,000 Exxon Corp....................       365,625
    65,000 Mobil Corp....................     5,663,125
                                           ------------
                                             11,199,500
                                           ------------
Pharmaceuticals (10.2%):
    56,000 American Home Products Corp...     3,153,500
    60,000 Astra AB, Class A.............     1,241,250
    36,000 Johnson & Johnson.............     3,019,500
     8,000 Merck & Co., Inc..............     1,181,500
   300,000 Schering-Plough Corp..........    16,574,999
    21,000 Warner Lambert Co.............     1,578,938
                                           ------------
                                             26,749,687
                                           ------------
Restaurants (1.3%):
   155,000 Wendy's International, Inc....     3,380,938
                                           ------------
Retail--Apparel (2.4%):
   110,000 Gap, Inc......................     6,187,500
                                           ------------
Telecommunications (5.5%):
    10,000 Alltel Corporation............       598,125
     6,500 General Telephone Electric
             Corp........................       422,500
   110,000 Loral Space & Communications
             Ltd.(b).....................     1,959,375
    50,000 Motorola, Inc.................     3,053,125
    30,000 Northern Telecom Ltd..........     1,503,750
    71,000 Sprint Corp. FON Group........     5,972,874
    35,500 Sprint Corp. PCS Group(b).....       820,938
                                           ------------
                                             14,330,687
                                           ------------
Textile (1.7%):
   225,000 Unifi, Inc....................     4,401,563
                                           ------------
Tools (4.4%):
   210,000 Danaher Corp..................    11,405,625
                                           ------------

                      SECURITY                MARKET
  SHARES            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Transportation (0.2%):
    15,000 Burlington Northern Santa Fe
             Corp........................  $    506,250
                                           ------------
Utilities--Electric (3.1%):
   109,000 Baltimore Gas & Electric
             Co..........................     3,365,375
    88,000 Consolidated Edison Co. of New
             York........................     4,653,000
                                           ------------
                                              8,018,375
                                           ------------
Utilities--Gas & Pipeline (3.2%):
    75,000 Sonat, Inc. (Energy)..........     2,029,688
   200,000 Williams Cos., Inc.
             (Energy)....................     6,237,500
                                           ------------
                                              8,267,188
                                           ------------
    Total Common Stocks..................   259,077,063
                                           ------------
INVESTMENT COMPANIES (0.6%):
   429,796 Federated Government
             Obligation Fund.............       429,796
   369,727 Federated Prime Obligation
             Fund........................       369,727
   164,267 KeyPremier Prime Money Market
             Fund........................       164,267
   565,981 KeyPremier U.S. Treasury
             Obligations Money Market
             Fund........................       565,982
                                           ------------
    Total Investment Companies...........     1,529,772
                                           ------------
DAILY SWEEP VEHICLE (0.0%):
       315 Bank of New York Cash Sweep...           315
                                           ------------
    Total Daily Sweep Vehicle............           315
    Total Investments       (Cost
$118,422,925)(a)--99.9%..................   260,607,150
    Other assets in excess of
  liabilities--0.1%......................       303,915
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $260,911,065
                                           ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $151,270,250
         Unrealized depreciation.........................    (9,086,025)
                                                           ------------
         Net unrealized appreciation.....................  $142,184,225
                                                           ============

(b) Represents non-income producing securities.

ADR  -- American Depository Receipt
AG   -- Company (Austria, Germany, Switzerland)

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER EMERGING GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION              VALUE
---------- ------------------------------  ----------
COMMON STOCKS (90.7%):
Automotive (2.5%):
    12,500 A.S.V., Inc.(b)...............  $  223,438
                                           ----------
Automotive Parts (7.2%):
    14,000 Impco Technologies, Inc.(b)...     183,750
     9,000 Strattec Security Corp.(b)....     269,999
    19,950 Supreme Industries, Inc.(b)...     192,019
                                           ----------
                                              645,768
                                           ----------
Banks (1.3%):
     5,000 Colorado Business
             Bankshares(b)...............      54,375
     5,000 Vail Banks, Inc.(b)...........      60,938
                                           ----------
                                              115,313
                                           ----------
Computer Software (7.6%):
    23,500 Advanced Communications
             Systems(b)..................     293,749
     7,000 Analytical Surveys, Inc.(b)...     215,687
     4,000 Mosaix, Inc.(b)...............      31,000
     7,500 SPSS, Inc.(b).................     141,563
                                           ----------
                                              681,999
                                           ----------
Construction Materials (3.9%):
    10,500 Dayton Superior Corp.(b)......     202,125
     6,500 LSI Industries, Inc...........     145,844
                                           ----------
                                              347,969
                                           ----------
Educational Services (3.2%):
    29,000 Quest Education Corp.(b)......     290,000
                                           ----------
Electronic Components (4.9%):
    18,000 Control Devices, Inc..........     288,000
     5,000 ITI Technologies, Inc.(b).....     155,000
                                           ----------
                                              443,000
                                           ----------
Financial Services (4.9%):
     8,500 Financial Federal Corp.(b)....     210,375
     9,000 Linc Capital, Inc.(b).........      74,250
    10,000 Willis Lease Finance
             Corp.(b)....................     157,500
                                           ----------
                                              442,125
                                           ----------
Furniture & Furnishings (5.2%):
     6,000 American Woodmark Corp........     205,500
    10,000 Compx International,
             Inc.(b).....................     263,749
                                           ----------
                                              469,249
                                           ----------
Homebuilders--Mobile Homes (2.9%):
    10,000 National RV Holdings,
             Inc.(b).....................     257,500
                                           ----------
Insurance (2.0%):
    30,000 Gainsco, Inc..................     183,750
                                           ----------

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION              VALUE
---------- ------------------------------  ----------
COMMON STOCKS, CONTINUED:
Leisure (1.7%):
    10,000 Brass Eagle, Inc.(b)..........  $  153,750
                                           ----------
Machinery & Equipment (2.8%):
    16,500 Lancer Corp.(b)...............     181,500
     5,000 SI Handling Systems, Inc......      70,000
                                           ----------
                                              251,500
                                           ----------
Manufacturing (2.4%):
    12,700 Koala Corp.(b)................     220,663
                                           ----------
Medical--Biotechnology (3.6%):
     2,000 Aphton Corp.(b)...............      25,500
    21,000 Neose Technologies, Inc.(b)...     295,313
                                           ----------
                                              320,813
                                           ----------
Medical Equipment & Supplies (17.7%):
    15,000 Colorado Medtech, Inc.(b).....     198,750
    14,500 ICU Medical, Inc.(b)..........     319,000
     5,000 Merdian Diagnostics, Inc......      33,750
     6,000 Priority Health Care(b).......     311,250
    16,000 Sterile Recoveries, Inc.(b)...     188,000
    14,000 Surmodics, Inc.(b)............     217,000
    12,500 Syncor International
             Corp.(b)....................     340,624
                                           ----------
                                            1,608,374
                                           ----------
Medical Services (2.7%):
     8,500 Hooper Holmes, Inc............     246,500
                                           ----------
Medical--Health Management Organization (3.3%):
    22,000 America Service Group,
             Inc.(b).....................     286,000
     1,000 Gentle Dental Service
             Corp.(b)....................       7,750
                                           ----------
                                              293,750
                                           ----------
Metal Fabricate/Hardware (1.8%):
    20,000 Sun Hydraulics Corp...........     166,250
                                           ----------
Oil & Gas (1.0%):
    14,000 Patina Oil & Gas..............      41,125
    15,000 Range Resources Corp..........      51,563
                                           ----------
                                               92,688
                                           ----------
Printing & Publishing (1.1%):
     5,500 American Bank Note
             Holograph(b)................      96,250
                                           ----------
Real Estate Investment Trust (1.4%):
    11,000 Eldertrust....................     126,500
                                           ----------
Retail--Special Line (2.2%):
    15,000 Racing Champions Corp.(b).....     200,625
                                           ----------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER EMERGING GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION              VALUE
---------- ------------------------------  ----------
COMMON STOCKS, CONTINUED:
Telecommunications--Services and Equipment (2.3%):
     5,000 Tollgrade Communications,
             Inc.(b).....................  $   96,250
     5,500 Transaction Network Services,
             Inc.(b).....................     110,344
                                           ----------
                                              206,594
                                           ----------
Wholesale--Food Products (1.1%):
     5,000 Worthington Foods, Inc........      95,000
                                           ----------
    Total Common Stocks..................   8,179,368
                                           ----------

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION              VALUE
---------- ------------------------------  ----------
INVESTMENT COMPANIES (8.5%):
   177,540 Federated Government
             Obligation Fund.............  $  177,540
   234,781 Federated Prime Obligation
             Fund........................     234,781
   177,398 KeyPremier Prime Money Market
             Fund........................     177,398
   177,125 KeyPremier U.S. Treasury
             Obligations Money Market
             Fund........................     177,125
                                           ----------
    Total Investment Companies...........     766,844
                                           ----------
DAILY SWEEP VEHICLE (1.3%):
   118,422 Bank of New York Cash Sweep...     118,422
                                           ----------
    Total Daily Sweep Vehicle............     118,422
                                           ----------
    Total Investments       (Cost
$8,243,673)(a)--100.5%...................   9,064,634
    Liabilities in excess of other
assets -- (0.5)%.........................    (46,721)
                                           ----------
    TOTAL NET ASSETS--100.0%.............  $9,017,913
                                           ==========

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $1,364,056
         Unrealized depreciation.........................    (543,095)
                                                           ----------
         Net unrealized appreciation.....................  $  820,961
                                                           ==========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
ASSET BACKED SECURITIES (6.2%):
Banks (2.4%):
 6,935,000 Case Equipment Loan Trust,
             Series 1998-A, Class A-3,
             5.74%, 8/15/02..............  $  7,042,146
                                           ------------
Financial Services (3.8%):
10,050,000 American Express Master Trust,
             Series 1994-3, Class A,
             7.85%, 8/15/05..............    11,178,313
                                           ------------
    Total Asset Backed Securities........    18,220,459
                                           ------------
CORPORATE BONDS (32.5%):
Banks (6.6%):
 6,000,000 First of America Bank, 7.75%,
             7/15/04.....................     6,757,500
 6,000,000 Key Bank N.A., 6.50%,
             4/15/08.....................     6,412,500
 6,000,000 Wachovia Corp., 6.61%,
             10/1/25.....................     6,427,500
                                           ------------
                                             19,597,500
                                           ------------
Financial Services (13.3%):
 5,000,000 Associates Corp N.A., 6.50%,
             7/15/02.....................     5,150,000
 2,000,000 Cincinnati Financial Corp.,
             6.90%, 5/15/28..............     2,025,000
 6,000,000 Dow Capital BV, 9.20%,
             6/1/10......................     7,612,500
 5,000,000 Household Financial Corp.,
             6.125%, 7/15/02.............     5,062,500
 6,000,000 International Lease Financial
             Corp., 5.90%, 4/15/02.......     6,060,000
 8,000,000 Lehman Brothers Holdings,
             6.50%, 7/18/00..............     8,020,000
 6,000,000 Spieker Properties LP, 7.35%,
             12/01/17....................     5,647,500
                                           ------------
                                             39,577,500
                                           ------------
Industrials (7.3%):
 2,000,000 Beckman Instruments, Inc.,
             7.05%, 6/1/26...............     2,097,500
 6,000,000 Coca-Cola Put Asset Trust,
             6.00%, 3/15/01(b)...........     6,097,500
 7,000,000 Lowe's Companies, Inc.,
             6.875%, 2/15/28.............     7,297,500
 6,000,000 Phillips Petroleum Co., 6.65%,
             7/15/18.....................     6,165,000
                                           ------------
                                             21,657,500
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Utilities--Electric (5.3%):
 6,000,000 Public Service--Electric &
             Gas, 6.50%, 5/1/04..........  $  6,352,500
 1,900,000 Toledo Edison, 9.50%,
             4/1/01......................     2,030,625
 7,000,000 Western Resources, Inc.,
             6.25%, 8/15/03..............     7,183,750
                                           ------------
                                             15,566,875
                                           ------------
    Total Corporate Bonds................    96,399,375
                                           ------------
U.S. GOVERNMENT AGENCIES (8.3%):
Federal Home Loan Bank (4.8%):
 6,000,000 5.80%, 9/2/08.................     6,201,120
 8,000,000 5.88%, 11/25/08...............     8,002,720
                                           ------------
                                             14,203,840
                                           ------------
Tennessee Valley Authority (3.5%):
10,000,000 8.375%, 10/1/99...............    10,237,500
                                           ------------
    Total U.S. Government Agencies.......    24,441,340
                                           ------------
U.S. GOVERNMENT AGENCIES/ MORTGAGE BACKED SECURITIES
  (15.5%):
Fannie Mae (8.2%):
 7,000,000 6.00%, 1/14/05, MTN...........     7,164,710
10,000,000 6.23%, 7/21/08, MTN...........    10,209,300
 6,960,943 6.50%, 7/1/28.................     7,006,537
                                           ------------
                                             24,380,547
                                           ------------
Freddie Mac (7.3%):
 7,348,206 6.00%, 12/1/12, Pool
             #E00526.....................     7,375,468
 4,002,133 6.50%, 3/1/18, Pool #C90209...     4,031,949
10,000,000 Series 2104, Class PD, 6.00%,
             5/15/21.....................    10,125,000
                                           ------------
                                             21,532,417
                                           ------------
    Total U.S. Government Agencies/
        Mortgage Backed Securities.......    45,912,964
                                           ------------
U.S. GOVERNMENT OBLIGATIONS (11.3%):
Government National Mortgage Association (11.3%):
 7,464,872 Series 1998-7, Class B, 6.25%,
             3/20/22.....................     7,497,942
 4,221,962 6.75%, 5/15/28, Pool
             #474256.....................     4,293,144
 6,757,604 7.00%, 7/20/28, Pool #2616....     6,885,796
 7,844,758 6.50%, 8/20/28, Pool #2630....     7,891,277
 6,998,969 6.25%, 10/15/28, Pool
             #484545.....................     7,005,478
                                           ------------
    Total U.S. Government Obligations....    33,573,637
                                           ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
U.S. TREASURY OBLIGATIONS (22.9%):
U.S. Treasury Bonds (11.5%):
 6,000,000 11.625%, 11/15/02.............  $  7,434,300
 5,000,000 10.75%, 8/15/05...............     6,668,600
 5,000,000 8.125%, 5/15/21...............     6,729,000
 5,000,000 7.125%, 2/15/23...............     6,151,700
 6,000,000 6.375%, 8/15/27...............     6,881,820
                                           ------------
                                             33,865,420
                                           ------------
U.S. Treasury Notes (11.4%):
 9,000,000 7.75%, 2/15/01................     9,556,740
10,000,000 7.50%, 11/15/01...............    10,760,200
12,000,000 6.625%, 5/15/07...............    13,520,520
                                           ------------
                                             33,837,460
                                           ------------
    Total U.S. Treasury Obligations......    67,702,880
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------

INVESTMENT COMPANIES (2.3%):
 2,192,770 Federated Government
             Obligation Fund.............  $  2,192,770
 1,215,312 Federated Prime Obligation
             Fund........................     1,215,312
 2,527,275 Federated Treasury Fund.......     2,527,274
   478,043 KeyPremier Prime Money Market
             Fund........................       478,043
   480,789 KeyPremier U.S. Treasury
             Obligations Money Market
             Fund........................       480,789
                                           ------------
    Total Investment Companies...........     6,894,188
                                           ------------
    Total Investments       (Cost
$289,026,107)(a)--99.0%..................   293,144,843
    Other assets in excess of
  liabilities--1.0%......................     2,861,354
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $296,006,197
                                           ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 5,480,786
         Unrealized depreciation.........................   (1,362,050)
                                                           -----------
         Net unrealized appreciation.....................  $ 4,118,736
                                                           ===========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

MTN -- Medium Term Note

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS (92.4%):
Pennsylvania (92.4%):
$1,330,000   Berks County, Pennsylvania Municipal Authority, 7.10%,
               5/15/22, Prerefunded 5/15/04 @ 100, FGIC..................  $  1,534,488
 1,000,000   Bethlehem, Pennsylvania Area School District, Series A,
               6.50%, 9/1/00, AMBAC......................................     1,048,750
 2,065,000   Bethlehem, Pennsylvania Water Authority, Series A, 6.30%,
               11/15/15, Prerefunded 11/15/02 @ 100, MBIA................     2,253,431
 2,080,000   Blair County, Pennsylvania Hospital Health Care Bond, 5.30%,
               8/15/17, Callable 8/15/07 @ 102, MBIA.....................     2,129,400
 1,900,000   Central Dauphin, Pennsylvania School District, 6.00%,
               6/1/01....................................................     1,992,625
   250,000   Dauphin County, Pennsylvania General Authority Health
               Center, Tressler Lutheran Services, Series A, 5.90%,
               1/1/00....................................................       254,230
 1,000,000   Hempfield, Pennsylvania School District, Lancaster County,
               6.40%, 8/15/05, Prerefunded 8/15/02 @ 100, FGIC...........     1,086,250
 4,085,000   Lower Merion Township, Pennsylvania Area School District,
               5.125%, 5/15/13, Callable 5/15/08 @ 100...................     4,243,294
 6,000,000   Lycoming County, Pennsylvania College Revenue Authority,
               Pennsylvania College of Technology, 5.40%, 11/1/08,
               Callable 5/1/03 @ 100, AMBAC..............................     6,269,999
   500,000   Lycoming County, Pennsylvania Hospital Authority, Series B,
               7.40%, 7/1/99.............................................       510,290
 1,000,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.00%, 9/1/01..........................     1,048,750
 2,155,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.90%, 10/15/06, Callable 10/15/01 @
               102, MBIA.................................................     2,375,888
 2,000,000   Pennsylvania Delaware River Port Authority, Series B, 5.25%,
               1/1/04, AMBAC.............................................     2,112,500
 2,000,000   Pennsylvania Housing Finance Agency, Rental Housing, 5.40%,
               1/1/00, FNMA..............................................     2,029,700
 2,000,000   Pennsylvania Intergovernmental Cooperation Authority, 7.00%,
               6/15/14, Prerefunded 6/15/05 @ 100, FGIC..................     2,337,500
 1,375,000   Pennsylvania State Higher Education Assistance Agency,
               Student Loan Revenue, Series A, 6.80%, 12/1/00, FGIC......     1,445,469
   575,000   Pennsylvania State Higher Education Facilities Authority,
               5.90%, 8/15/00, MBIA......................................       595,844
 1,000,000   Pennsylvania State Higher Education Facilities Authority,
               Drexel University, 7.00%, 5/1/02, Prerefunded 5/1/00 @
               100, MBIA.................................................     1,046,250
 3,925,000   Pennsylvania State Higher Education Facilities Authority,
               Series A, 5.35%, 1/1/08, Callable 1/1/06 @ 101............     4,131,063
   145,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A, 6.875%, 7/1/99,
               MBIA......................................................       147,049
 1,425,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A, 5.90%, 8/15/00.....     1,478,438
 3,560,000   Pennsylvania State Higher Education Facilities Authority,
               University of Pennsylvania, 4.50%, 7/15/15, Callable
               7/15/08 @ 100.............................................     3,390,900
 3,740,000   Pennsylvania State Higher Education Facilities Authority,
               University of Pennsylvania, 4.50%, 7/15/16, Callable
               7/15/08 @ 100.............................................     3,534,300
 2,000,000   Pennsylvania State Higher Education, Duquesne University,
               Series A, 7.00%, 4/1/10, Callable 4/1/01 @ 100, MBIA......     2,122,500
 1,500,000   Pennsylvania State Industrial Development Authority Revenue,
               Economic Development, 5.00%, 7/1/00, AMBAC................     1,530,000

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, Continued:
$1,250,000   Pennsylvania State Industrial Development Authority Revenue,
               Economic Development, Series A, 7.00%, 1/1/11, Prerefunded
               7/1/01 @ 102..............................................  $  1,371,875
 1,655,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.75%, 2/15/14,
               Callable 2/15/08 @ 100, FGIC..............................     1,632,244
 1,735,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.80%, 2/15/15,
               Callable 2/15/08 @ 100, FGIC..............................     1,713,313
 1,820,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.85%, 2/15/16,
               Callable 2/15/08 @ 100, FGIC..............................     1,797,250
 5,000,000   Pennsylvania State Turnpike Common Oil Franchise Tax
               Revenue, Series A, 5.50%, 12/1/12, Prerefunded 12/1/04 @
               102, AMBAC................................................     5,481,249
 5,000,000   Pennsylvania State Turnpike Common Oil Franchise Tax
               Revenue, Series B, 5.25%, 12/1/14, Callable 12/1/08 @ 101,
               AMBAC.....................................................     5,168,750
 1,000,000   Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00,
               FGIC......................................................     1,055,000
 1,000,000   Pennsylvania State, Second Series, 5.00%, 11/15/02, AMBAC...     1,045,000
 3,000,000   Pennsylvania State, Third Series, 4.50%, 12/1/07............     3,078,750
 1,000,000   Philadelphia, Pennsylvania Gas Works, 14th Series, 5.50%,
               7/1/04, FSA...............................................     1,073,750
 7,160,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority Revenue, Series A, 5.00%, 5/15/11,
               Callable 5/15/08 @ 101....................................     7,321,099
 1,000,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority, Children's Hospital, Series A,
               6.50%, 2/15/21, Prerefunded 2/15/02 @ 102.................     1,097,500
 7,000,000   Philadelphia, Pennsylvania School District, Series B, 5.50%,
               9/1/15, Callable 9/01/05 @ 102, AMBAC.....................     7,367,499
 2,895,000   Philadelphia, Pennsylvania Water & Wastewater Revenue,
               5.00%, 6/15/02, FSA.......................................     2,999,944
 1,000,000   Philadelphia, Pennsylvania Water & Wastewater Revenue,
               6.25%, 8/1/02, MBIA.......................................     1,080,000
 3,500,000   Philadelphia, Pennsylvania Water & Wastewater Revenue,
               Series A, 5.00%, 8/1/13, Callable 8/01/07 @ 102...........     3,548,125
 1,000,000   Philadelphia, Pennsylvania, 5.00%, 5/15/02, FGIC............     1,035,000
 1,265,000   Pottsville Hospital & Warne Clinic, 5.25%, 7/1/10...........     1,277,650
 1,700,000   Sayre, Pennsylvania Health Care Facilities Authority, Series
               A, 6.60%, 3/1/01, AMBAC...................................     1,797,750
 1,850,000   York County, Pennsylvania Industrial Development Authority,
               6.25%, 7/1/02.............................................     1,974,875
                                                                           ------------
                                                                            103,565,531
                                                                           ------------
    Total Municipal Bonds................................................   103,565,531
                                                                           ------------
U.S. GOVERNMENT AGENCIES (4.7%):
Fannie Mae (4.7%):
 5,000,000   6.80%, 1/10/03..............................................     5,308,850
                                                                           ------------
    Total U.S. Government Agencies.......................................     5,308,850
                                                                           ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
INVESTMENT COMPANIES (1.9%):
$1,000,645   Federated Pennsylvania Municipal Cash Fund..................  $  1,000,645
 1,094,331   Federated Pennsylvania Municipal Cash Trust Service
               Shares....................................................     1,094,332
                                                                           ------------
    Total Investment Companies...........................................     2,094,977
                                                                           ------------
    Total Investments (Cost $108,831,196)(a)--99.0%......................   110,969,358
    Other assets in excess of liabilities--1.0%..........................     1,136,345
                                                                           ------------
             TOTAL NET ASSETS--100.0%....................................  $112,105,703
                                                                           ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $2,436,732
         Unrealized depreciation.........................    (298,570)
                                                           ----------
         Net unrealized appreciation.....................  $2,138,162
                                                           ==========

AMBAC  -- AMBAC Indemnity Corp.
FGIC   -- Insured by the Financial Guaranty Insurance Corp.
MBIA   -- Insured by the Municipal Bond Insurance Assoc.
FSA    -- Financial Security Assurance Corp.
FNMA   -- Fannie Mae

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
U.S. GOVERNMENT AGENCIES (48.9%):
Federal Farm Credit Bank--Discount (13.4%):
$5,000,000 5.16%, 1/13/99................  $ 4,994,250
                                           -----------
Federal Home Loan Bank (30.1%):
 5,000,000 4.56%, 1/4/99.................    5,000,000
 6,200,000 5.65%, 5/19/99................    6,216,058
                                           -----------
                                            11,216,058
                                           -----------
Student Loan Marketing Association (5.4%):
 2,000,000 4.71%, 1/4/99.................    2,000,000
                                           -----------
    Total U.S. Government Agencies.......   18,210,308
                                           -----------
U.S. GOVERNMENT AGENCIES/MORTGAGE BACKED SECURITIES
(7.4%):
Fannie Mae (0.0%):
        18 10.00%, 10/1/00...............           19
                                           -----------
Freddie Mac (7.4%):
   155,308 4.50%, 4/1/99, Gold Pool
             #L90114.....................      154,725
 2,450,787 9.00%, 4/1/16.................    2,605,481
                                           -----------
                                             2,760,206
                                           -----------
    Total U.S. Government Agencies/
        Mortgage Backed Securities.......    2,760,225
                                           -----------
U.S. GOVERNMENT OBLIGATIONS (3.9%):
Government National Mortgage Association (3.9%):
   114,138 8.50%, 2/15/17, Pool
             #203632.....................      122,128
    49,095 8.50%, 4/15/17, Pool
             #189291.....................       52,531
   506,895 8.50%, 7/15/21, Pool
             #307983.....................      542,377
   295,410 8.50%, 7/15/21, Pool
             #306066.....................      316,088
   378,181 8.50%, 1/15/23, Pool
             #341948.....................      403,708
                                           -----------
    Total U.S. Government Obligations....    1,436,832
                                           -----------

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
U.S. TREASURY OBLIGATIONS (29.8%):
U.S. Treasury Bonds (2.8%):
$1,000,000 5.25%, 11/15/28...............  $ 1,023,730
                                           -----------
U.S. Treasury Notes (27.0%):
 1,000,000 5.88%, 3/31/99................    1,003,380
 9,000,000 5.38%, 1/31/00................    9,070,020
                                           -----------
                                            10,073,400
                                           -----------
    Total U.S. Treasury Obligations......   11,097,130
                                           -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (5.4%):
Private Export Funding Company (5.4%):
 2,000,000 9.50%, 3/31/99................    2,020,000
                                           -----------
    Total U.S. Government Guaranteed
        Securities.......................    2,020,000
                                           -----------
REPURCHASE AGREEMENTS (4.2%):
 1,548,000 Lehman Brothers, dated
             12/31/98, 4.95%, matures
             1/4/99, Proceeds at maturity
             $1,548,851 (Collateralized
             by $2,815,000 Freddie Mac,
             4.81%, 4/15/28, Market Value
             = $1,580,234)...............    1,548,000
                                           -----------
    Total Repurchase Agreements..........    1,548,000
                                           -----------
    Total Investments       (Cost
$37,059,953)(a)--99.6%...................   37,072,495
    Other assets in excess of
liabilities--0.4%........................      142,392
                                           -----------
    TOTAL NET ASSETS--100.0%.............  $37,214,887
                                           ===========

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 77,676
         Unrealized depreciation.........................   (65,134)
                                                           --------
         Net unrealized appreciation.....................  $ 12,542
                                                           ========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION               COST
---------- ------------------------------  -----------
U.S. TREASURY SECURITIES (72.9%):
U.S. Treasury Bills (72.9%):
$8,000,000 4.67%, 1/21/99................  $ 7,979,583
 2,000,000 4.53%, 2/4/99.................    1,991,604
 6,000,000 4.48%, 2/11/99................    5,969,968
                                           -----------
    Total U.S. Treasury Securities.......   15,941,155
                                           -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (13.8%):
Private Export Funding Company (13.8%):
 3,000,000 9.50%, 3/31/99................    3,029,953
                                           -----------
    Total U.S. Government Guaranteed
        Securities.......................    3,029,953
                                           -----------

SHARES OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION               COST
---------- ------------------------------  -----------
U.S. TREASURY COLLATERALIZED REPURCHASE AGREEMENTS
(13.4%):
$  926,000 Lehman Brothers, dated
             12/31/98, 4.90%, matures
             1/4/99, Proceeds at maturity
             $926,504 (Collateralized by
             $845,000
             U.S. Treasury Notes, 6.50%,
             8/15/05, Market Value =
             $949,303)...................  $   926,000
 2,000,000 Merrill Lynch Securities Inc.,
             dated 11/05/98, 4.65%,
             matures 1/4/99, Proceeds at
             maturity $2,001,033
             (Collateralized by
             $1,925,000 U.S. Treasury
             Notes, 8/15/03, 5.75%,
             Market Value =
             $2,051,930).................    2,000,000
                                           -----------
    Total U.S. Treasury Collateralized
      Repurchase Agreements..............    2,926,000
                                           -----------
    Total Investments (Amortized Cost
      $21,897,108)(a)--100.1%............   21,897,108
    Liabilities in excess of other
  assets--(0.1)%.........................      (18,438)
                                           -----------
    TOTAL NET ASSETS--100.0%.............  $21,878,670
                                           ===========

---------

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------
CERTIFICATE OF DEPOSIT (1.2%):
Financial Services (1.2%):
$ 3,000,000 Bankers Trust Co.*, 5.08%,
              2/19/99.....................  $  2,999,728
                                            ------------
    Total Certificate of Deposit..........     2,999,728
                                            ------------
COMMERCIAL PAPER (32.0%):
Aerospace/Defense--Equipment (4.0%):
 10,000,000 United Airlines, 5.12%,
              2/16/99.....................     9,934,578
                                            ------------
Aluminum (4.0%):
 10,000,000 Aluminum Co., 5.10%, 2/24/99..     9,923,500
                                            ------------
Banks (3.9%):
 10,000,000 Zions Bancorp, 5.29%,
              2/25/99.....................     9,919,181
                                            ------------
Electrical Equipment (4.0%):
 10,000,000 Emerson Electric, 5.27%,
              1/13/99.....................     9,982,433
                                            ------------
Financial Services (11.8%):
 10,000,000 GMAC, 5.05%, 1/28/99..........     9,962,125
 10,000,000 IBM Credit Corp., 5.03%,
              1/22/99.....................     9,970,658
 10,000,000 Metlife Funding, 5.23%,
              1/25/99.....................     9,965,133
                                            ------------
                                              29,897,916
                                            ------------
Telecommunications (4.3%):
  5,775,000 Lucent Technologies, 5.25%,
              1/21/99.....................     5,758,156
  5,000,000 Lucent Technologies, 5.25%,
              1/28/99.....................     4,980,313
                                            ------------
                                              10,738,469
                                            ------------
    Total Commercial Paper................    80,396,077
                                            ------------

 SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------
CORPORATE BONDS (17.4%):
Financial Services (13.4%):
$11,000,000 Associates Corp. N.A., 6.00%,
              3/15/99.....................  $ 11,016,853
  2,500,000 Chrysler Financial Corp.*,
              5.52%, 1/20/99..............     2,500,094
 10,150,000 Merrill Lynch & Co.*, 4.37%,
              1/19/99.....................    10,145,513
 10,000,000 PNC Bank N.A.*, 4.79%,
              3/11/99.....................     9,996,912
                                            ------------
                                              33,659,372
                                            ------------
Utilities (4.0%):
 10,000,000 Philadelphia Electric, 7.50%,
              1/15/99.....................    10,006,858
                                            ------------
    Total Corporate Bonds.................    43,666,230
                                            ------------
U.S. GOVERNMENT AGENCIES (37.3%):
Federal Agricultural Mortgage Corporation--Discount
(4.0%):
 10,000,000 5.03%, 2/22/99................     9,927,344
                                            ------------
Federal Farm Credit Bank--Discount (4.3%):
 10,950,000 5.16%, 1/13/99................    10,931,458
                                            ------------
Federal Home Loan Bank--Discount (25.0%):
 10,000,000 5.01%, 2/3/99.................     9,954,075
 20,000,000 5.01%, 2/5/99.................    19,902,583
 24,132,000 5.01%, 2/10/99................    23,997,666
  9,300,000 5.01%, 2/19/99................     9,236,582
                                            ------------
                                              63,090,906
                                            ------------
Student Loan Marketing Association (4.0%):
 10,000,000 Sallie Mae*, 5.25%, 5/20/99...    10,000,000
                                            ------------
    Total U.S. Government Agencies........    93,949,708
                                            ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------
REPURCHASE AGREEMENTS (12.2%):
$28,094,000 Lehman Brothers, dated
              12/31/98, 5.00%, matures
              1/4/99, Proceeds at maturity
              $28,109,608 (Collateralized
              by $46,680,000 Fannie Mae,
              4.36%, 3/25/28, Market Value
              = $28,658,942)..............  $ 28,094,000
  2,474,000 Merrill Lynch Securities Inc.,
              dated 12/31/98, 4.75%,
              matures 1/4/99, Proceeds at
              maturity $2,475,306
              (Collateralized by
              $2,135,000 Tennessee Valley
              Authority, 5.375%-8.375%,
              10/1/99- 11/13/08, Market
              Value = $2,528,808).........     2,474,000
                                            ------------
    Total Repurchase Agreements...........    30,568,000
                                            ------------
    Total Investments (Amortized Cost
      $251,579,743)(a)--100.1%............   251,579,743
    Liabilities in excess of other
assets--(0.1)%............................     (375,957)
                                            ------------
    TOTAL NET ASSETS--100.0%..............  $251,203,786
                                            ============

---------
(a) Cost for federal income tax and financial reporting purposes are the same.

 * Denotes variable rate security. Rate presented represents rate in effect on December 31, 1998. Maturity date reflects next rate change date.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares that are units of beneficial interest, without par value. The Group offers shares of the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial, Inc., serves as investment adviser: the KeyPremier Aggressive Growth Fund, the KeyPremier Established Growth Fund, the KeyPremier Emerging Growth Fund, the KeyPremier Intermediate Term Income Fund, the KeyPremier Pennsylvania Municipal Bond Fund, the KeyPremier Limited Duration Government Securities Fund, the KeyPremier U.S. Treasury Obligations Money Market Fund, and the KeyPremier Prime Money Market Fund (collectively, the "Funds" and individually, a "Fund").

     The Funds' investment objectives are as follows:

           FUND                                                 OBJECTIVE
           ----                                                 ---------
           Aggressive Growth Fund                               Growth of capital
           Established Growth Fund                              Growth of capital with some current
                                                                income as a secondary objective
           Emerging Growth Fund                                 Long-term growth of capital
           Intermediate Term Income Fund                        Current income with long-term growth of
                                                                capital as a secondary objective
           Pennsylvania Municipal Bond Fund                     Income which is exempt from federal
                                                                income tax and Pennsylvania state income
                                                                tax and preservation of capital
           Limited Duration Government Securities Fund          Current income with preservation of
                                                                capital as a secondary objective
           U.S. Treasury Obligations Money Market Fund          Current income with liquidity and
                                                                stability of principal
           Prime Money Market Fund                              Current income with liquidity and
                                                                stability of principal

     Shares of the Funds may be sold to customers of Martindale Andres & Company Inc. and its affiliates by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and to accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

        SECURITIES VALUATION:

        Investments of the U.S. Treasury Obligations Money Market Fund and Prime Money Market Fund (collectively, "the money market funds"), are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, each of the money market funds may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Aggressive Growth Fund, Established Growth Fund, Emerging Growth Fund, Intermediate Term Income Fund, Pennsylvania Municipal Bond Fund, and Limited Duration Government Securities Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

        by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

        DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the money market funds. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Intermediate Term Income, Pennsylvania Municipal Bond, and Limited Duration Government Securities Funds. Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Aggressive Growth and Established Growth Funds. Dividends from net investment income are declared and paid semi-annually and distributable net realized capital gains, if any, are declared and distributed annually for the Emerging Growth Fund.

        FEDERAL INCOME TAXES:

        It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investments companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

        Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year ending June 30, 1999:

                                                      CAPITAL LOSS
FUND                                                    DEFERRED
----                                                  ------------
U.S. Treasury Obligations Money Market                    $594

        ORGANIZATION COSTS:

        All expenses incurred in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund, except for the Emerging Growth Fund.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

        Such expenses, except those of the Emerging Growth Fund, are amortized over a period of five years commencing with the date of the initial public offering.

        On June 30, 1998 the Group adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods.

        Accordingly, cost incurred in connection with the organization of the Emerging Growth Fund were expensed as incurred and are included in "Other Expenses" in the accompanying Statement of Operations.

        OTHER:

        The Funds may maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses equivalent to the amount of interest which could otherwise be earned on such uninvested cash balances. For the six months ended December 31, 1998, custodian fees and expenses were reduced by the following amount for the following Funds:

Aggressive Growth Fund.................................     393
Limited Duration Government Fund.......................   1,543
U.S. Treasury Obligations Money Market Fund............   1,038
Prime Money Market Fund................................  $1,886

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the six months ended December 31, 1998, are as follows:

                                              PURCHASES        SALES
                                             ------------   ------------
Aggressive Growth Fund.....................  $ 13,113,975   $ 11,373,355
Established Growth Fund....................     3,885,539      3,308,012
Emerging Growth Fund.......................     7,876,263        513,718
Intermediate Term Income Fund..............   113,100,854    122,798,537
Pennsylvania Municipal Bond Fund...........    63,594,372     63,225,259
Limited Duration Government Securities
  Fund.....................................    12,479,044     14,254,217

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such affiliated officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Pursuant to the administration agreement, the Funds pay BISYS a monthly fee for its services at an annual rate of .115% of the aggregate average daily net assets of the Funds. BISYS Services serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Martindale Andres & Company, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation, which is paid monthly, under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended December 31, 1998, BISYS received $25,443 from commissions earned on sales of shares of the variable net asset value funds, of which $7,537 was reallowed to broker-dealers affiliated with Keystone Financial, Inc.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

     The variable net asset value funds can and do invest a portion of their assets in the money market funds. To avoid duplicate fees, the money market funds remit to any variable net asset value funds invested therein, an amount equal to all fees assessed on the assets invested in such funds.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

     Information regarding these transactions is as follows for the six months ended December 31, 1998:

                                  AGGRESSIVE      ESTABLISHED        EMERGING     INTERMEDIATE
                                    GROWTH           GROWTH           GROWTH      TERM INCOME
                                     FUND             FUND             FUND           FUND
                                  ----------      -----------        --------     ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)..........        1.00%              75%           1.25%            .60%
Voluntary fee reductions.......    $246,151         $304,214         $48,593        $432,927

ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)..........         .25%             .25%            .25%            .25%
Voluntary fee reductions.......    $ 59,448         $120,885         $ 9,847        $286,919

                                                LIMITED DURATION   U.S. TREASURY
                                 PENNSYLVANIA      GOVERNMENT       OBLIGATIONS       PRIME
                                  MUNICIPAL        SECURITIES      MONEY MARKET    MONEY MARKET
                                  BOND FUND           FUND             FUND            FUND
                                 ------------   ----------------   -------------   ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)..........         .60%             .60%             .40%            .40%
Voluntary fee reductions.......    $171,468         $ 49,935          $22,177        $242,612

ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)..........         .25%             .25%             .25%            .25%
Voluntary fee reductions.......    $113,493         $ 41,588          $22,149        $230,098

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

5.   SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of the KeyPremier Funds (the "Meeting") was held on January 15, 1999 to approve an Agreement and Plan of Reorganization where by each KeyPremier Fund (each a series of the Sessions Group) would be reorganized as a separate series of Governor Funds, a Delaware business trust registered as an investment company under the 1940 Act ("Governor"). The proposal was approved by the following votes:

       FUND NAME                                        VOTES IN FAVOR   VOTES AGAINST   VOTES ABSTAINED
       ---------                                        --------------   -------------   ---------------
       Aggressive Growth Fund.........................    10,740,106          49,955          181,040
       Established Growth Fund........................    16,035,088         218,433          211,058
       Emerging Growth Fund...........................       750,220               0               50
       Intermediate Term Income Fund..................    25,006,728         172,350          606,529
       Pennsylvania Municipal Bond Fund...............     9,788,163         235,535           28,342
       Limited Duration Government Securities Fund....     2,946,938          14,608          207,577
       U.S. Treasury Obligations Money Market Fund....    16,060,901         270,580                0
       Prime Money Market Fund........................   200,985,032       1,479,020        4,699,301

     As of January 30, 1999, the assets and liabilities of the KeyPremier Funds were acquired by Governor in exchange for Investor shares of the acquiring series of Governor, which shares were constructively distributed to KeyPremier Funds shareholders.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               AGGRESSIVE GROWTH FUND
                                                    --------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED       FOR THE        FOR THE
                                                    DECEMBER 31,      YEAR ENDED    PERIOD ENDED
                                                        1998           JUNE 30,       JUNE 30,
                                                    (UNAUDITED)          1998         1997(A)
                                                    ------------      ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $  11.41         $  10.24       $  10.00
                                                      --------         --------       --------
INVESTMENT ACTIVITIES:
  Net investment income...........................        0.01            (0.01)          0.01
  Net realized and unrealized gain (loss) on
     investments..................................       (0.28)            1.30           0.24
                                                      --------         --------       --------
     Total from Investment Activities.............       (0.27)            1.29           0.25
                                                      --------         --------       --------
DISTRIBUTIONS FROM:
  Net investment income...........................       (0.01)              --          (0.01)
  Net realized gains..............................       (0.37)           (0.12)            --
                                                      --------         --------       --------
     Total Distributions..........................       (0.38)           (0.12)         (0.01)
                                                      --------         --------       --------
  Net change in net asset value per share.........       (0.65)            1.17           0.24
                                                      --------         --------       --------
NET ASSET VALUE, END OF PERIOD....................    $  10.76         $  11.41       $  10.24
                                                      ========         ========       ========
Total Return (excluding sales charge).............       (2.21%)(b)       12.72%          2.52%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).......    $134,390         $135,612       $105,258
Ratio of expenses to average net assets...........        0.99%(c)         0.83%          0.66%(c)
Ratio of net investment income (loss) to average
  net assets......................................        0.17%(c)        (0.09%)         0.28%(c)
Ratio of expenses to average net assets*..........        1.49%(c)         1.33%          1.35%(c)
Portfolio Turnover................................          10%               8%             2%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 3, 1997.

(b) Not annualized.

(c) Annualized.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               ESTABLISHED GROWTH FUND
                                                      ------------------------------------------
                                                      FOR THE SIX
                                                      MONTHS ENDED     FOR THE        FOR THE
                                                      DECEMBER 31,    YEAR ENDED    PERIOD ENDED
                                                          1998         JUNE 30,       JUNE 30,
                                                      (UNAUDITED)        1998         1997(A)
                                                      ------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  14.06       $  11.13       $  10.00
                                                        --------       --------       --------
INVESTMENT ACTIVITIES:
  Net investment income.............................        0.04           0.10           0.08
  Net realized and unrealized gain on investments...        0.41           2.99           1.13
                                                        --------       --------       --------
     Total from Investment Activities...............        0.45           3.09           1.21
                                                        --------       --------       --------
DISTRIBUTIONS FROM:
  Net investment income.............................       (0.04)         (0.10)         (0.08)
  Net realized gains................................       (0.33)         (0.06)            --
                                                        --------       --------       --------
     Total Distributions............................       (0.37)         (0.16)         (0.08)
                                                        --------       --------       --------
  Net change in net asset value per share...........        0.08           2.93           1.13
                                                        --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  14.14       $  14.06       $  11.13
                                                        ========       ========       ========
Total Return (excluding sales charge)...............        3.32%(b)      27.92%         12.20%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).........    $260,911       $258,812       $190,914
Ratio of expenses to average net assets.............        0.87%(c)       0.71%          0.44%(c)
Ratio of net investment income to average net
  assets............................................        0.54%(c)       0.77%          1.39%(c)
Ratio of expenses to average net assets*............        1.22%(c)       1.06%          1.01%(c)
Portfolio Turnover..................................           1%             6%             1%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was December 2, 1996.

(b) Not annualized.

(c) Annualized.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                EMERGING GROWTH FUND
                                                                --------------------
                                                                    FOR THE SIX
                                                                    MONTHS ENDED
                                                                    DECEMBER 31,
                                                                      1998(A)
                                                                    (UNAUDITED)
                                                                --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $10.00
                                                                       ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................             0.05
  Net realized and unrealized gain on investments...........             0.98
                                                                       ------
     Total from Investment Activities.......................             1.03
                                                                       ------
DISTRIBUTIONS FROM:
  Net investment income.....................................            (0.05)
  In excess of net realized losses..........................            (0.03)
                                                                       ------
     Total Distributions....................................            (0.08)
                                                                       ------
  Net change in net asset value per share...................             0.95
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $10.95
                                                                       ======
Total Return (excluding sales charge).......................            10.36%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................           $9,018
Ratio of expenses to average net assets.....................             1.10%(c)
Ratio of net investment income to average net assets........             1.19%(c)
Ratio of expenses to average net assets*....................             2.60%(c)
Portfolio Turnover..........................................               12%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1998.

(b) Not annualized.

(c) Annualized.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                            INTERMEDIATE TERM INCOME FUND
                                                      ------------------------------------------
                                                      FOR THE SIX
                                                      MONTHS ENDED     FOR THE        FOR THE
                                                      DECEMBER 31,    YEAR ENDED    PERIOD ENDED
                                                          1998         JUNE 30,       JUNE 30,
                                                      (UNAUDITED)        1998         1997(A)
                                                      ------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  10.10       $   9.77       $  10.00
                                                        --------       --------       --------
INVESTMENT ACTIVITIES:
  Net investment income.............................        0.30           0.62           0.36
  Net realized and unrealized gain (loss) on
     investments....................................        0.07           0.33          (0.23)
                                                        --------       --------       --------
     Total from Investment Activities...............        0.37           0.95           0.13
                                                        --------       --------       --------
DISTRIBUTIONS FROM:
  Net investment income.............................       (0.30)         (0.62)         (0.36)
  In excess of net realized gains...................       (0.11)            --             --
                                                        --------       --------       --------
     Total Distributions............................       (0.41)         (0.62)         (0.36)
                                                        --------       --------       --------
  Net change in net asset value per share...........       (0.04)          0.33          (0.23)
                                                        --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  10.06       $  10.10       $   9.77
                                                        ========       ========       ========
Total Return (excluding sales charge)...............        3.76%(b)       9.95%          1.40%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).........    $296,006       $275,565       $207,859
Ratio of expenses to average net assets.............        0.56%(c)       0.57%          0.37%(c)
Ratio of net investment income to average net
  assets............................................        5.97%(c)       6.27%          6.45%(c)
Ratio of expenses to average net assets*............        1.06%(c)       0.92%          0.84%(c)
Portfolio Turnover..................................          42%           218%           329%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was December 2, 1996.

(b) Not annualized.

(c) Annualized.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                           PENNSYLVANIA MUNICIPAL BOND FUND
                                                      ------------------------------------------
                                                      FOR THE SIX
                                                      MONTHS ENDED     FOR THE        FOR THE
                                                      DECEMBER 31,    YEAR ENDED    PERIOD ENDED
                                                          1998         JUNE 30,       JUNE 30,
                                                      (UNAUDITED)        1998         1997(A)
                                                      ------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  10.39       $  10.29       $  10.21
                                                        --------       --------       --------
INVESTMENT ACTIVITIES:
  Net investment income.............................        0.25           0.49           0.34
  Net realized and unrealized gain on investments...        0.06           0.11           0.06
                                                        --------       --------       --------
     Total from Investment Activities...............        0.31           0.60           0.40
                                                        --------       --------       --------
DISTRIBUTIONS FROM:
  Net investment income.............................       (0.26)         (0.50)         (0.32)
  Net realized gains................................       (0.07)            --             --
                                                        --------       --------       --------
     Total Distributions............................       (0.33)         (0.50)         (0.32)
                                                        --------       --------       --------
  Net change in net asset value per share...........       (0.02)          0.10           0.08
                                                        --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  10.37       $  10.39       $  10.29
                                                        ========       ========       ========
Total Return (excluding sales charge)...............        3.03%(b)       5.89%          3.98%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).........    $112,106       $118,685       $123,194
Ratio of expenses to average net assets.............        0.59%(c)       0.58%          0.37%(c)
Ratio of net investment income to average net
  assets............................................        4.76%(c)       4.65%          4.46%(c)
Ratio of expenses to average net assets*............        1.08%(c)       0.92%          0.86%(c)
Portfolio Turnover..................................          58%            62%            98%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was October 1, 1996.

(b) Not annualized.

(c) Annualized.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                   LIMITED DURATION
                                                              GOVERNMENT SECURITIES FUND
                                                              --------------------------
                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                              DECEMBER 31,    YEAR ENDED
                                                                  1998         JUNE 30,
                                                              (UNAUDITED)      1998 (A)
                                                              ------------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  9.96        $ 10.00
                                                                -------        -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................       0.28           0.56
  Net realized and unrealized gain (loss) on investments....       0.02          (0.04)
                                                                -------        -------
     Total from Investment Activities.......................       0.30           0.52
                                                                -------        -------
DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.28)         (0.56)
  Net realized gains........................................         (d)            (d)
                                                                -------        -------
     Total Distributions....................................      (0.28)         (0.56)
                                                                -------        -------
  Net change in net asset value per share...................       0.02          (0.04)
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $  9.98        $  9.96
                                                                =======        =======
Total Return (excluding sales charge).......................       3.12%(b)       5.39%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................    $37,215        $29,360
Ratio of expenses to average net assets.....................       0.64%(c)       0.65%(c)
Ratio of net investment income to average net assets........       5.63%(c)       5.58%(c)
Ratio of expenses to average net assets*....................       1.20%(c)       1.18%(c)
Portfolio Turnover..........................................         67%           482%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1997.

(b) Not annualized.

(c) Annualized.

(d) Distribution from net realized gains was less than $.01 per share.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                U.S. TREASURY OBLIGATIONS
                                                                    MONEY MARKET FUND
                                                                --------------------------
                                                                FOR THE SIX
                                                                MONTHS ENDED     FOR THE
                                                                DECEMBER 31,    YEAR ENDED
                                                                    1998         JUNE 30,
                                                                (UNAUDITED)      1998 (A)
                                                                ------------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 1.000        $ 1.000
                                                                  -------        -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.022          0.047
  Net realized and unrealized gain on investments...........           --             --
                                                                  -------        -------
     Total from Investment Activities.......................        0.022          0.047
                                                                  -------        -------
DISTRIBUTIONS FROM:
  Net investment income.....................................       (0.022)        (0.047)
  Net realized gains........................................           --             --
                                                                  -------        -------
     Total Distributions....................................       (0.022)        (0.047)
                                                                  -------        -------
  Net change in net asset value per share...................           --             --
                                                                  -------        -------
NET ASSET VALUE, END OF PERIOD..............................      $ 1.000        $ 1.000
                                                                  =======        =======
Total Return................................................         2.26%(b)       4.78%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).................      $21,879        $23,520
Ratio of expenses to average net assets.....................         0.71%(c)       0.71%
Ratio of net investment income to average net assets........         4.44%(c)       4.64%
Ratio of expenses to average net assets*....................         1.12%(c)       1.07%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1997.

(b) Not annualized.

(c) Annualized.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               PRIME MONEY MARKET FUND
                                                      ------------------------------------------
                                                      FOR THE SIX
                                                      MONTHS ENDED     FOR THE        FOR THE
                                                      DECEMBER 31,    YEAR ENDED    PERIOD ENDED
                                                          1998         JUNE 30,       JUNE 30,
                                                      (UNAUDITED)        1998         1997(A)
                                                      ------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  1.000       $  1.000       $  1.000
                                                        --------       --------       --------
INVESTMENT ACTIVITIES:
  Net investment income.............................       0.025          0.051          0.037
  Net realized and unrealized gain on investments...          --             --             --
                                                        --------       --------       --------
     Total from Investment Activities...............       0.025          0.051          0.037
                                                        --------       --------       --------
DISTRIBUTIONS FROM:
  Net investment income.............................      (0.025)        (0.051)        (0.037)
  Net realized gains................................          --             --             --
                                                        --------       --------       --------
     Total Distributions............................      (0.025)        (0.051)        (0.037)
                                                        --------       --------       --------
  Net change in net asset value per share...........          --             --             --
                                                        --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  1.000       $  1.000       $  1.000
                                                        ========       ========       ========
Total Return........................................        2.52%(b)       5.19%          3.73%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in thousands).........    $251,204       $217,861       $ 95,850
Ratio of expenses to average net assets.............        0.48%(c)       0.48%          0.36%(c)
Ratio of net investment income to average net
  assets............................................        4.93%(c)       5.14%          5.02%(c)
Ratio of expenses to average net assets*............        0.87%(c)       0.76%          0.70%(c)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was October 7, 1996.

(b) Not annualized.

(c) Annualized.

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
NEW                                                            KeyPremier Funds
SOLUTIONS



                                                              Semi-Annual Report
                                                               December 31, 1997

                                                            KeyPremier Funds(SM)





KeyPremier Funds(SM)

Investment Adviser
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, PA 19428

Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

For Additional Information Call:
1-800-766-3960

                                                                            2/98